UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Bank Holdings
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9990 Double R Boulevard

Reno, Nevada 89521

May 6, 2008

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of The Bank Holdings which will be held at the Hilton Garden Inn, located at 9920 Double R Boulevard, Reno, Nevada on Wednesday, June 18, 2008 at 10:00 a.m.

At the meeting, shareholders will be asked to elect directors for the ensuing year.  Information regarding the nominees for election of directors is set forth in the accompanying proxy statement.

It is important that your shares be represented at the meeting whether or not you plan to attend.  Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the envelope provided.  If you do attend the meeting and wish to vote in person, your proxy will be withdrawn at that time.  We urge you to vote “FOR” the election of all of the nominees named in the proxy statement.

Hal Giomi
Chairman and Chief Executive Officer

THE BANK HOLDINGS

9990 Double R Boulevard

Reno, Nevada 89521

(775) 853-8600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 18, 2008

TO THE SHAREHOLDERS OF THE BANK HOLDINGS:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the annual meeting of shareholders of The Bank Holdings will be held at the Hilton Garden Inn, located at 9920 Double R Boulevard, Reno, Nevada on Wednesday, June 18, 2008 at 10:00 a.m., for the purpose of considering and voting upon the following matters:

1.                                      Election of Directors.  To elect eleven (11) persons to the Board of Directors to serve until the 2009 annual meeting of shareholders and until their successors are elected and have been qualified.  The persons nominated by management to serve as directors are:

Edward Allison	Hal Giomi

Marybel Batjer	Jesse Haw

Joseph Bourdeau	Mark Knobel

Edward Coppin	Kelvin Moss

Lance Faulstich	James Pfrommer

David Funk

2                                         Transaction of Other Business.  To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 22, 2008 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

May 6, 2008	Edward Coppin, Secretary

WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT’S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS.  ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THE PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

The Bank Holdings

Proxy Statement

Annual Meeting of Shareholders

June 18, 2008

Introduction

This proxy statement is furnished in connection with the solicitation of proxies for use at the 2008 annual meeting of shareholders of The Bank Holdings to be held on Wednesday, June 18, 2008 at 10:00 a.m. at the Hilton Garden Inn located at 9920 Double R Boulevard, Reno, Nevada, and at any and all adjournments thereof.

It is anticipated that this proxy statement and the accompanying notice and form of proxy will be mailed on or about May 6, 2008 to shareholders eligible to receive notice of, and to vote at, the meeting.

Revocability of Proxies

A form of proxy for voting your shares at the meeting is enclosed.  Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the secretary of The Bank Holdings an instrument revoking it or a duly executed proxy bearing a later date.  In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person by advising the chairman of the meeting of his or her election to vote in person, and voting in person at the meeting.  Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy.  Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted “FOR” the nominees for election of directors named herein.  If any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of the management of The Bank Holdings.

Persons Making the Solicitation

This solicitation of proxies is being made by the Board of Directors of The Bank Holdings.  The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in the solicitation of proxies for the meeting will be borne by The Bank Holdings.  It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers and employees of The Bank Holdings may solicit proxies personally or by telephone, without receiving special compensation.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of common stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred.  In addition, the Company may pay for and utilize the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

Voting Securities

There were issued and outstanding 5,831,099 shares of the common stock of The Bank Holdings on April 22, 2008 which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the meeting.  On any matter submitted to the vote of the shareholders, each holder of common stock of The Bank Holdings will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of The Bank Holdings as of the record date.  The effect of broker nonvotes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum.  The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

Annual Report

The Annual Report of The Bank Holdings for the fiscal year ended December 31, 2007 will be provided concurrently with this proxy statement.

Shareholdings of Certain

Beneficial Owners and Management

Management of The Bank Holdings knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the common stock of The Bank Holdings, except as set forth in the table below.  The following table sets forth, as of March 15, 2008, the number and percentage of shares of the outstanding common stock of The Bank Holdings beneficially owned, directly or indirectly, by each of the directors, named executive officers and principal shareholders of The Bank Holdings and by the directors and executive officers of The Bank Holdings as a group.  The shares “beneficially owned” are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose.  In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 15, 2008.  Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned.  Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of The Bank Holdings.

	Amount and Nature of	Percent
Beneficial Owner	Beneficial Ownership	of Class(1)

Directors and Named Executive Officers:

Edward Allison(2)	41,740	*
Marybel Batjer(3)	10,416	*
Joseph Bourdeau(4)	89,860	1.52%
Jack Buchold(5)	60,478	1.03%
Edward Coppin(6)	77,563	1.32%
John Donovan(7)	42,170	*
Lance Faulstich(8)	6,106	*
David Funk(9)	76,356	1.30%
Hal Giomi(10)	101,269	1.71%
Jesse Haw(11)	111,179	1.91%
Mark Knobel(12)	19,588	*
Kelvin Moss(13)	97,473	1.67%
James Pfrommer(14)	13,133	*

All Directors and Executive Officers as a Group (13 in all)(15)	747,331	11.98%

Principal Shareholders
The Jeffrey Barker Bank Stock Trust(16)	356,039	6.10%
NAI Insurance Agency, Inc.(17)	355,327	6.09%
The Devere Barker Bank Stock Trust(18)	335,510	5.75%

*	Represents less than one percent (1%) of the outstanding common stock of the Company.

(1)

Includes shares subject to options held by the directors and executive officers that are exercisable within 60 days of March 15, 2008. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and executive officers as a group, but not for the purpose of computing the percentage of class owned by any other person.

(2)	Mr. Allison has shared voting and investment powers as to 13,207 these shares. Includes 28,533 shares acquirable by the exercise of options.

(3)	Includes 9,983 shares acquirable by the exercise of options.

(4)	Mr. Bourdeau has shared voting and investment powers as to 14,184 of these shares. Includes 75,676 shares acquirable by the exercise of options.

(5)	Mr. Buchold has shared voting and investment powers as to 14,765 of these shares. Includes 45,713 shares acquirable by the exercise of options.

(6)	Mr. Coppin has shared voting and investment powers as to 2,279 of these shares. This amount includes 28,533 shares acquirable by the exercise of options.

(7)	Includes 42,170 shares acquirable by the exercise of options.

(8)	Mr. Faulstich has shared voting and investment powers as to 5,706 of these shares. Includes 400 shares acquirable by the exercise of options.

(9)	Mr. Funk has shared voting and investment powers as to 2,728 of these shares. Includes 49,021 shares acquirable by the exercise of options.

(Footnotes continued on following page)

(10)	This amount includes 75,676 shares acquirable by the exercise of options.

(11)	Mr. Haw has shared voting and investment powers as to 74,790 of these shares. Includes 25,777 shares acquirable by the exercise of options.

(12)	Mr. Knobel has shared voting and investment powers as to 9,780 of these shares. Includes 4,984 shares acquirable by the exercise of options.

(13)

Mr. Moss disclaims beneficial ownership of 6,824 of these shares. Mr. Moss has shared voting and investment powers as to 9,424 of these shares. Includes 10,783 shares acquirable by the exercise of options.

(14)	Includes 9,983 shares acquirable by the exercise of options.

(15)	Includes 407,232 shares acquirable by the exercise of options.

(16)	The address of The Jeffrey Barker Bank Stock Trust is 4925 Palo Alto Circle, Sparks, Nevada 89436.

(17)	The address of NAI Insurance Agency, Inc. is P.O. Box 370174, Las Vegas, NV 89137.

(18)	The address of The Devere E. Barker Bank Stock Trust is 5945 Los Altos Parkway, Suite 101, Sparks, Nevada 89436.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and certain executive officers of The Bank Holdings and persons who own more than ten percent of a registered class of its equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  The Reporting Persons are required by Securities and Exchange Commission regulation to furnish The Bank Holdings with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, The Bank Holdings believes that, during 2007 the Reporting Persons complied with all filing requirements applicable to them, with the exception of Mr. Haw, who filed a single late Form 4 in connection with the passing of his parents and his appointment as successor trustee to their family trust.

Election of Directors

Nominees

The Bylaws of The Bank Holdings provide that the number of directors of The Bank Holdings shall not be less than three (3) nor more than fifteen (15) until changed by an amendment of the articles of incorporation or the bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized number or the minimum number of directors below three cannot be adopted without the adoption of an amendment to the Company’s Articles of Incorporation.  The exact number of directors shall be fixed from time to time, within the range by a resolution duly adopted by the Board of Directors.  The exact number of directors has been set at eleven (11).

The persons named below, all of whom are currently members of the Board of Directors, have been nominated for election as directors to serve until the 2009 annual meeting of shareholders and until their successors are elected and have qualified.  Votes of the proxyholders will be cast in such a manner as to effect the election of all eleven (11) nominees.  The eleven (11) nominees for directors receiving the most votes will be elected directors.  In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The following table sets forth, as of March 15, 2008 the names of, and certain information concerning, the persons nominated by the Board of Directors for election as directors of The Bank Holdings.

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years

Edward Allison	68	2003

Mr. Allison serves as Chairman of the Board and director of Nevada Security Bank and as a director of The Bank Holdings. Mr. Allison is the President of Ed Allison, Inc., a government relations firm in Reno, Nevada, a position he has held since 1988.

Marybel Batjer	52	2004

Ms. Batjer is currently the Vice President of Public Policy and Communications for Harrah’s Entertainment, Inc. She is the former Cabinet Secretary for the Governor of the State of California and prior to that, served as the Chief of Staff for the Governor of Nevada from December 2000 to November 2003.

Joseph Bourdeau, President	54	2003	Mr. Bourdeau serves as the President and a director of The Bank Holdings and the Senior Executive Vice President, Marketing and Sales and as a director of Nevada Security Bank.

Edward Coppin	68	2003	Mr. Coppin is a retired educator and Air Force Colonel, U.S. Air Force Reserves and is a director and the Corporate Secretary for The Bank Holdings.

Lance M. Faulstich	38	2006

Mr. Faulstich is a real estate broker. He is a principal of Trinity Commercial. He is also a general contractor and owner of Truckee Meadows Construction, Inc. and is an active real estate investor. Mr. Faulstich is also a member of the Board of Directors of Nevada Security Bank.

David A. Funk	64	2004	Mr. Funk is the President and a director of Nevada Security Bank.

Hal Giomi, Chairman and Chief Executive Officer	65	2003	Mr. Giomi serves as Chief Executive Officer and director of Nevada Security Bank and Chairman, Chief Executive Officer and director of The Bank Holdings.

Jesse Haw	36	2004	Mr. Haw is the President of Hawco Properties, a land development, and residential and commercial building company. Mr. Haw also serves on the Board of Directors of Nevada Security Bank.

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years

Mark W. Knobel	53	2006	Mr. Knobel is an attorney with Avansino Melarkey Knobel & Mulligan. Mr. Knobel also serves on the Board of Directors of Nevada Security Bank.

Kelvin Moss	49	2004	Mr. Moss is involved in multiple business ventures engaged in real estate land development, construction and financing.

James L. Pfrommer	53	2005	Mr. Pfrommer is a certified public accountant with the firm of Pfrommer & McCune.

All nominees will continue to serve if elected at the meeting until the 2009 annual meeting of shareholders and until their successors are elected and have been qualified.

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of The Bank Holdings acting within their capacities as such.  There are no family relationships between any of the directors of The Bank Holdings.  No director of The Bank Holdings serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

The Board of Directors and Committees

The Board of Directors of The Bank Holdings met sixteen (16) times in 2007.  None of the directors of The Bank Holdings attended less than 75 percent of the aggregate of all Board of Directors’ meetings and all committee meetings of which he or she was a member.  The Company does not have a policy requiring director attendance at its annual meeting.  However, most directors attend the meeting as a matter of course.  With the exception of Mr. Bourdeau and Mr. Moss, all the directors attended the annual meeting of shareholders in 2007, who were directors at that time.  The Board has established, among others, an Audit Committee and Corporate Governance Committee.  The Corporate Governance Committee performs similar functions to nominating and compensation committees.

Director Independence

The Board has determined that each of the following non-employee directors is “independent” within the meaning of the listing standards and rules of Nasdaq:

Edward Allison	Jesse Haw

Marybel Batjer	Mark Knobel

Edward Coppin	Kelvin Moss

Lance Faulstich	James Pfrommer

Audit Committee

The Audit Committee is currently made up of Edward Coppin, Chairman, Lance Faulstich, Kelvin Moss and James Pfrommer.  The Audit Committee met thirteen (13) times in 2007.  The Board of Directors has adopted a written charter for the Committee, which is included with this proxy statement.  The Board has determined that each of the members of the Committee are “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.  The Board of Directors has determined that the Audit Committee includes at least one member, James Pfrommer, who is an Audit Committee financial expert within the meaning of the rules of the Securities and Exchange Commission and NASDAQ.

The Audit Committee’s functions are to review and administer the Company’s Audit and Compliance Policy; administer the bank’s Community Reinvestment Act compliance, and meet with the outside auditors of the Company in order to fulfill the legal and regulatory requirements to adequately protect the directors, shareholders, employees and depositors of the Company.  It is also the responsibility of the Audit Committee to select the Company’s independent accountants and make certain that those accountants have the necessary freedom and independence to freely examine all Company records.  Further, the Audit Committee pre-approves all audit and permissible non-audit services to be performed by the independent accounts.  Additional duties are to consider the integrity of the Company’s financial reporting processes and controls, review audited financial reports, evaluate internal and external auditing practices, and oversee completion of audits, examinations and financial reporting as required by law.

Report of the Audit Committee

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that The Bank Holdings specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Board has adopted a written charter for the Audit Committee. Each of the Audit Committee members satisfies the definition of independent director as established in the NASDAQ listing standards. The Audit Committee has reviewed the Company’s audited financial statements and discussed such statements with management. The Audit Committee has discussed with Moss Adams LLP, the Company’s independent auditors during the year 2007, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, and has discussed with them their independence from management. The Audit Committee has also considered whether the independent auditor’s provision of other non-audit services is compatible with the auditor’s independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2007 be transmitted with or prior to the mailing of the Company’s 2008 Proxy Statement.

The Audit Committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently.

Submitted by the Audit Committee:

Edward Coppin

Lance Faulstich

Kelvin Moss

James Pfrommer

Corporate Governance Committee

The Corporate Governance Committee is comprised of Kelvin Moss, Chairman, Edward Allison, Marybel Batjer, Jesse Haw and Mark Knobel. The Corporate Governance Committee met six (6) times in 2007. The members of the Committee are “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Corporate Governance Committee is responsible for approving nominations for directors of the Company and reviewing and approving the compensation of the Chief Executive Officer and other executive officers. The Company adopted a formal Corporate Governance Committee charter, which was attached to its proxy statement in 2006, which may be accessed at the SEC’s website at www.sec.gov.

Director Nominations. The Corporate Governance Committee will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits as aforementioned. Any shareholder nominations proposed for consideration by the Board may only be made by complying with the nomination procedures in the Company’s Bylaws, which provide as follows:

Nominations of Directors.  Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the Chairman of the Board of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders.  Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt.  The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee.  Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee.  The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

This new policy for shareholder nominations of directors was passed as a Bylaw amendment by the Board on April 24, 2008. Any such nominations should be addressed to:

Corporate Secretary

The Bank Holdings

P.O. Box 19579

Reno, Nevada 89511-2119

The Corporate Governance Committee is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidate’s nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to The Bank Holdings, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Committee does not have any written specific minimum qualifications or skills that they believe must be met by either their candidates or a shareholder-recommended candidate in order to serve on the Board. The Committee identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to The Bank Holdings’s business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Committee or the Board decided not to nominate a member for reelection, the Committee would identify the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Committee considers the diversity and mix of the existing Board of Directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank holding company, there is a strong preference for local directors), employment experience, community representation, public interest considerations and the implementation of The Bank Holdings’s strategic plan. Among other things, when examining a specific candidate’s qualifications, the Committee considers: the ability to represent the best interest of The Bank Holdings, existing relationships with the Company, interest in its affairs and its purpose, the ability to fulfill director responsibilities, leadership skill, reputation within the community, community service, integrity, business judgment, ability to develop business for the Company and its subsidiaries and the ability to work as a member of a team. All nominees to be considered at the annual meeting have been recommended by the Corporate Governance Committee.

Compensation. The Corporate Governance Committee, among other things, reviews human resource policies, establishes compensation for the Chief Executive Officer and other executive officers, reviews salary recommendations, makes recommendations on grants of stock options and acts on other personnel matters when in excess of the authority granted to management. The Corporate Governance Committee establishes the executive compensation guidelines for The Bank Holdings and establishes the specific compensation levels of the Chief Executive Officer and other executive officers. The Chief Executive Officer may make recommendations to the Committee regarding the compensation for other executive officers. The Committee reviews its standards and guidelines for executive compensation on an annual basis. At least annually, the Committee reviews and makes recommendations as to all elements of director compensation, including cash, equity or other compensation. The Committee has the authority, to the extent it deems necessary, to select, retain and terminate outside consultants to assist in the evaluation of the compensation matters it considers.

Corporate Governance Committee Interlocks and Insider Participation. There are no Corporate Governance Committee interlocks between The Bank Holdings and other entities involving The Bank Holdings’s executive officers or Board members.

Communications with the Board

Individuals who wish to communicate with the Board of Directors of The Bank Holdings, or with a specific individual director may do so by writing to the secretary of the Company at The Bank Holdings, P.O. Box 19579, Reno, Nevada, 89511-2119. The secretary has been instructed by the Board to promptly forward all such communications to the appropriate person or persons.

Code of Ethics

The Bank Holdings has adopted a Conflict of Interest/Code of Ethics Policy that is applicable to all of the officers, directors and employees of The Bank Holdings, including its chief executive officer and chief financial officer. The Policy is on file with the SEC and can be accessed on its website, www.sec.gov, or a copy may be acquired from The Bank Holdings, without charge by making a written request and forwarding it to the attention of the corporate secretary at The Bank Holdings, P.O. Box 19579, Reno, Nevada 89511-2119.

Named Executive Officers

The following table sets forth information, as of March 15, 2008, concerning executive officers of The Bank Holdings. The table includes information for the Chief Executive Officer and Chief Financial Officer and the three other “named executive officers.”  These five individuals are referred to as the “named executive officers.”  These individuals, serving as the named executive officers of The Bank Holdings, received during 2007 and are expected to continue to receive in 2008, cash compensation in their capacities as executive officers of Nevada Security Bank and/or The Bank Holdings, as applicable.

Name	Age	Position and Principal Occupation For the Past Five Years

Hal Giomi	65	Mr. Giomi serves as Chief Executive Officer and director of Nevada Security Bank and Chairman, Chief Executive Officer and director of The Bank Holdings.

David Funk	64	Mr. Funk serves as the President and as a director of Nevada Security Bank, as well as a director of The Bank Holdings.

Joseph Bourdeau	54	Mr. Bourdeau serves as the President and a director of The Bank Holdings and the Senior Executive Vice President, Marketing and Sales and as a director of Nevada Security Bank.

Jack Buchold	64	Mr. Buchold serves as the Executive Vice President and Chief Financial Officer of Nevada Security Bank and as Chief Financial Officer of The Bank Holdings.

John Donovan	59

Mr. Donovan serves as Executive Vice President and Chief Credit Officer of Nevada Security Bank and The Bank Holdings. Mr. Donovan previously served as an Executive Vice President and member of the Advisory Board for Colonial Bank.

Executive Compensation

Compensation Discussion and Analysis

This section provides you with information on our compensation program for our named executive officers for 2006 and 2007. Our named executive officers are our Chairman and CEO who is the principal executive officer, our CFO, who is our principal financial officer, the President of our subsidiary Bank, and our other two most highly-compensated executive officers, who are the President of the holding company, and the EVP Chief Credit Officer.

Governance

The Governance Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) acts pursuant to a Board-approved charter. The Committee consists of five independent outside members of the Board. The Committee is responsible for, among other things, reviewing compensation and incentive plan awards for all our corporate officers and making recommendations to the full Board for their approval of these items. The Committee reviews its standards and guidelines on an annual basis and may rely on the assistance, advice and recommendations of our management and other advisors, and may refer specific matters to other committees of the Board. The Committee reports its activities and recommendations to the Board through the Committee chair or through company management. The Governance Committee of The Bank Holdings (the “Company”) was organized during September, 2005 and outside director Kelvin Moss was appointed Chairman. Prior to that time, all governance activities had been under the purview of Nevada Security Bank’s (the “Bank”) Governance Committee. The Company’s Named Executive Officers are: Hal Giomi, Chairman of the Board and Chief Executive Officer; Joe Bourdeau, President; Jack Buchold, Chief Financial Officer, John Donovan, Chief Credit Officer, and David Funk, President of Nevada Security Bank.

Certain members of senior management may aid the Committee in its responsibilities by providing compensation and performance information regarding all corporate officers. The Committee holds executive sessions, which exclude members of management, as appropriate, when the discussions may pertain to them or when the discussion may involve other sensitive matters.

Objective of Our Executive Compensation Program

Our objectives over the past few years have not changed:

We believe that we must be able to attract, motivate and retain outstanding executives and reward the named executive officers who make contributions of special importance to the success of the Company’s business. Our executive compensation program provides total compensation consisting of base salary, short-term cash incentive compensation, long-term cash incentive compensation (primarily stock options), other benefits and other compensation.

Total compensation is intended to

•                  align the interest of the named executive officers and other executive employees with short-term and long-term interests of the Company;

•                  ensure an appropriate level of competitiveness within the marketplace from which the Company recruits executive talent; and

•                  encourage the named executive officers and other executive employees to remain employed with the Company.

Total Compensation is Intended to Reward Individual Performance and Contribution to the Company’s Strategic Goals and Performance Targets. We have structured our executive compensation program to reward individual performance and contribution in support of the Company’s strategic goals and performance targets, as set forth in the Company’s strategic plan. In addition to cash base salary, our short-term and long-term cash incentive compensation plans create an award program for executives who significantly contribute to and influence the Company’s strategic plans and are significantly responsible for the Company’s performance.

Our compensation program is intended to focus the executives on achieving the Company’s mission, goals and objectives, encouraging teamwork, and to tie executive pay to the Company’s short-term and long-term strategic goals and performance targets.

Our Compensation Program is Designed to Enable the Company to Compete for Highly Qualified Executive Talent. Our Company is best served when we attract and retain talented executives with competitive and fair compensation packages. We strive to create a compensation program that delivers base compensation generally at the 50th percentile of the total compensation of the Company’s comparison group, and total compensation above that mark for superior performance.

Beginning in November 2006, the Committee engaged Clark Consulting, a nationally-known compensation consulting firm specializing in the banking industry, to provide information regarding compensation provided to executives in comparable positions at other companies. The primary project focused on the competitive market analysis of executive total compensation. Previously, the Company and the Committee had used a regional firm to provide this type of compensation practice information.

Our named executive officers have the depth of knowledge and experience that is required of comparable financial services and banking firms, but unlike some of these comparable companies with multiple lines of business, our focus is limited to certain lines of business. The executive roles of our named executive officers at the Company are as complex and sophisticated as those at other similar sized financial services and banking firms, but our Company has a unique strategic focus.

In late 2006 and early 2007, twenty companies with comparable executive positions were reviewed as a part of the customized study peer group. These were financial services and banking firms reported to have similar asset size, business sophistication and complexity. In making compensation decisions, the Committee considered the extensive compensation information for these companies and the specified positions. The Company’s customized study peer group included the following publicly traded financial institutions, deemed comparable to the Company in asset size and performance. These were:

1st Centennial Bancorp,	stock symbol FCEN
Alliance Bancshares California,	stock symbol ABNS
American River Bankshares,	stock symbol AMRB
Bank of Commerce Holdings,	stock symbol BOCH
Bridge Capital Holdings,	stock symbol BBNK
Central Valley Community Bancorp,	stock symbol CVCY
Columbia Bancorp,	stock symbol CBBO
Community Bancorp,	stock symbol CBON
Community Valley Bancorp,	stock symbol CVLL
First Community Northern Bancorp,	stock symbol FNRN
Heritage Commerce Corp,	stock symbol HTBK
Heritage Oaks Bancorp,	stock symbol HEOP
North Bay Bancorp,	stock symbol NBAN
North Valley Bancorp,	stock symbol NOVB
Plumas Bancorp,	stock symbol PLBC
PremierWest Bancorp,	stock symbol PRWT
Sierra Bancorp,	stock symbol BSRR

Temecula Valley Bancorp,	stock symbol TMCV
United Security Bancshares,	stock symbol UBFO
Washington Banking Company,	stock symbol WBCO

The proxy materials for the above listed companies, with the exception of North Bay Bancorp (which was merged out in 2007), were used to update the Company’s variance from the previously stated goal of evaluating our executive compensation program in light of industry practices among the customized study peer group. As a result of such internal evaluation, base salaries were moderately raised for the 2007 compensation year; however, no other changes were made to the overall compensation plans of the named executive officers. The Company anticipates that the remaining 19 members of the peer group will be used for comparative evaluations again in 2008.

The evaluation of peer data to determine comparative base salaries, incentive compensation for both the short and long term periods, equity compensation and types and levels of perquisites for both executive management and Board members is fraught with difficulties. While we have determined that the above named publicly traded financial institutions are comparable in asset size, none of them appears to have a business plan or organizational structure that fits our profile. Further, while our financial performance may be lesser than that of the identified peer twenty companies, ours is the most recently organized, and one opened in 1910,  These are, therefore, not exactly comparable to our own company. However, all of us exhibit three attributes:  size from $450 million to $1 billion, publicly traded, and financial institutions. None of the twenty appear to have the same product profile, and a few have insurance or wealth management activities.

The Company’s unique business plan, coupled with a high growth rate over its first  five years of existence, resulted in lower rates of return on average assets, as well as reduced rates of return on average equity, than those reported in the institution peer group. As a result, the determination of a more precise peer group is problematic, and the comparison of our compensation plan to those of our peer group is an inexact science.

In the peer review of published data for 2007, we determined that our Company was in the lowest third on an asset size comparison, was the highest by 30% over the group in one and three year asset growth percentages, and was the lowest in return on average assets and average equity. The Company was the lowest in the net interest margin, the highest in the efficiency ratio, but in the 2006 year was also the highest in growth of core earnings per share.

The study covered in detail those individuals for whom compensation information is publicly disclosed. While the variances and nuances of comparisons between organizations may be broad, the titles, job descriptions and functions of the named executive officers are fairly standard. As a result, the Committee believes that the overall evaluation of named executive officer compensation has been enhanced by the utilization of peer data from these financial institutions.

Based on peer data in the study, advice from Clark Consulting, and our own updated independent analysis, the target compensation for executive management was established based on our current asset size. As a result, there were few changes to executive management’s base salaries and incentive potential for the year which began January 1, 2008.

Allocation of Short-term Cash Incentive Compensation and Long-term Cash Incentive Compensation.

Our objective is to compensate our senior corporate officers, including our named executive officers,

with a balanced combination of base salary, short-term cash incentive compensation, and long-term cash incentive compensation. The Committee believes that a balanced approach in delivering short-term and long-term cash incentive compensation is most appropriate for the Company.

Short-term cash incentive compensation rewards the named executive officers for the Company’s achievement of its annual business plan, its annual strategic goals and performance, and the officers’ achievement of pre-determined individual goals; long-term cash incentive compensation rewards the named executive officers for the Company’s achievement of the objectives over a longer period. Long-term cash incentive compensation could also provide a competitive total cash compensation package and enhances the Company’s ability to attract and retain key executives.

Elements of Our Compensation Program

Base Salary Compensation

Base salary compensation is a key component of the Company’s compensation program and helps ensure that the Company successfully attracts and retains executive talent. Base salary for the named executive officers is initially based on a combination of factors. These factors include industry salary surveys that include the financial institutions of the Company’s customized study peer group. These factors also include the named executive officer’s relevant experience and achievements and the level of responsibility the named executive officer has assumed or will assume in the Company, as well as the reporting structure, internal pay relationship, complexity and importance of role and responsibilities, leadership and growth potential. The Governance Committee recommends and the Board approves base salary increases for the Chairman and CEO at the beginning of each year based on the Company’s achievement of the Company’s strategic goals and performance targets in the prior year’s strategic plan, and the individual’s performance within, and contributions to the Company’s achievements. The Chairman and CEO then recommends to the Corporate Governance Committee, appropriate changes to the other named executive officer’s base salary compensation, based on the same criteria under which his compensation has been determined. The Corporate Governance Committee then approves as presented, or modifies the recommendations of the CEO concerning changes to the base compensation of the other named executive officers, which are then put into effect. We have striven to create a compensation program that delivers base compensation generally around the 50th percentile of the cash compensation of the Company’s comparison group, and total compensation above that mark for superior performance.

CEO’s Incentive Plan

We provide the Company’s Chairman and CEO with an annual cash incentive compensation plan, (“CIP”), to advance the interests of shareholders and deliver levels of compensation that are commensurate with performance. This plan is meant to reward the CEO for the Company’s overall performance, which includes, but is not limited to such elements as Company growth, profitability, strategic plan implementation, and individual goals such as leadership. Further, the CIP includes a discretionary category, wherein the Committee may award additional amounts based on other factors important to the year’s activities. Overall, for the 2007 plan year, no bonuses or incentive payments were granted, while for the 2006 plan year, all amounts awarded were discretionary, based on the lack of specifically pre-determined metrics for the named executive officers. Further, some portions of the 2006 incentive awards were based on prior year’s activities which had not been previously numerically quantified or considered.

Executive Incentive Plan

We provide an annual short-term cash incentive compensation plan, the Executive Incentive Plan

(“EIP”), that rewards the President, the president of the bank, and the executive vice-presidents, including our named executive officers, who are substantially responsible for the Company’s overall performance and who significantly contribute to and influence the Company’s strategic goals and its overall performance. In addition, the EIP provides awards for achieving individual goals. Overall, there were no bonus or incentive payments made for 2007, while for the 2006 plan year, all amounts awarded were discretionary, based on the lack of specifically pre-determined metrics for the named executive officers. Further, some portions of the 2006 incentive awards were based on prior year’s activities which had not been previously discussed, quantified, or considered.

Executive Performance Plans

We provide our CEO, President, the president of the bank, and executive vice presidents with a long term cash incentive compensation plan, the Executive Performance Plan (“EPP”). The EPP rewards our key executives who are substantially responsible for the Company’s overall long term performance and who significantly contribute to and influence the Company’s long term goals that directly support the Company’s long term strategic plan. The EPP’s objective is also to attract and retain outstanding executives by contributing to a competitive total compensation program. Overall, there were no bonus or incentive payments made for 2007 performance, and, for the 2006 plan year, all amounts awarded were discretionary, based on the lack of specifically pre-determined metrics for the named executive officers. Further, some portions of the 2006 incentive awards were based on prior year’s activities which had not been previously specifically quantified or considered.

Annual Incentive Compensation

For the year ended December 31, 2006, incentive compensation was granted based on primarily discretionary measures, some of which had extended from the previous year’s activities. For the year ended December 31 2007, however, incentive compensation metrics had been established which conformed to the Company’s business plan, with performance targets appropriate to each named executive officer’s duties within the organization.

During the year, however, it became apparent that continued aggressive growth and the substantial expansion of the loan portfolio, in light of a slowing economy, was not in the best interest of the organization. Further, management and the Board believed that the Company’s prior history of an allowance for probable loan and lease losses in the one percent range was unlikely to be sustainable given regulatory missals on commercial real estate concentrations and recent property appraisals which reflected the uncertainty of a bottom in real estate sales volumes.

The foreseeable circumstances gave rise to a late year change of course in business activities, where growth was curtailed, the provision for loan losses was substantially increased, the permanent site for a temporary branch was abandoned, and temporary salary reductions were taken by all executive officers. Management and the Board believe that such actions reflect proactive corporate stewardship, and although incentive compensation was not then available based on previously established performance criteria, the Company is better positioned for any possible recession in 2008.

Other Provisions of the Plans

There are three other significant factors within the provisions of each of the above referenced plans. They are: 1) a provision of the plan to recover incentive compensation from eligible employees, including executive officers, if they engage in misconduct leading to a restatement of financial results, 2) a payable date, which is determined by the Governance Committee of the Board as soon as practicable following the award year but in no event later than March 15 of the subsequent year, and 3) the plan provides for payment of a pro-rata portion of an award if an eligible employee retires, dies, or terminates employment due to a disability during the award year.

Savings Plan

Our Savings Plan is a tax-qualified 401(k) retirement benefit plan that is available to all our employees, including the named executive officers. Each eligible employee may contribute between 1% and 100% of base salary to the Savings Plan, subject to current tax law maximums. During 2007, for employees who completed three months of service, the Company matched each qualified employee contribution up to a maximum of $1,200. For 2006, this maximum was $500.

Deferred Compensation Plan

Our Deferred Compensation Plan is a non-qualified plan, currently consisting of a single component; the employee deferral of current compensation, bonuses, and/or incentive payments. This plan was established during 2003 and was made available to all executive officers and directors of the Company. At the current time, the named executive officer participants are: the Chairman and CEO, the President, and our principal financial officer.

Under the Company’s Non-Qualified Compensation Plan effective January 1, 2003, a group of highly compensated officers or directors of the Company or its subsidiaries may elect to defer any or all of their base annual compensation, bonus compensation, or long-term incentive compensation, whether such funds be made available from employee deferrals or employer contributions. Such funds are invested in retirement accounts managed by an outside service. To date there have been no employer provided contributions or matches, all funds have been deferred by the individuals noted, and earnings from such accounts are based on the individual’s funded contributions and their retirement selections.

To comply with Section 409A of the IRC, the Company froze the initial Deferred Compensation Plan retroactive to January 1, 2005, and implemented a new Deferred Compensation Plan to address the IRC Sec. 409A provisions, which changed the participant election process related to the time and form of benefit payments.

Perquisites

As perquisites to our senior officers, including our named executive officers, we provide reimbursement for certain fraternal and recreational club memberships as well as country club costs and college level sporting activities. Further, we allow such named executive officers to keep Board membership fees in certain industry and professional associations. In addition, the Company provides an automobile allowance to defray travel expenses to our various locations, in an amount of $9,000 annually per executive officer. On occasion, the Company pays for resort activities for employees, including our named executive officers, in connection with industry meetings and seminars; and in some cases, the Company pays the cost for spouses to accompany these employees to these meetings or other events. Perquisites are valued at the actual amounts paid.

Employment Agreements

The Committee believes that employment agreements, severance and change of control agreements are appropriate for its senior management and top executives. The Company has entered into Employment

Agreements that provide for severance payments in the event employment is terminated without cause or for good reason (as defined) and provides for cash payment in the event of a change of control (as defined).

The Committee believes that Employment Agreements are a good retention tool providing the executive with some compensation assurance in the event of employment termination without cause, or for good reason, or in the event of a change in control. The Committee recognizes that it may be difficult for the executive to timely find comparable employment. In the event of termination, these agreements also allow separation from the employer as soon as practicable.

With respect to the change of control provisions in the Employment Agreement, the Committee believes that executive management and certain other key employees have contributed to the success of the Company, and therefore it is important to protect them in the event of a change of control. Further, it is the Committee’s belief that the interest of shareholders will be best served if the interests of executive management and other key officers are aligned, and providing change of control benefits eliminate, or at least reduce, the reluctance of executive management to pursue potential change in control transactions that may be in the best interest of the shareholders. In addition, the Committee believes it is important that in the event of a change of control that the new entity continues to be successful.

During 2005, Nevada Security Bank entered into new Employment Agreements with Mr. Hal Giomi as Chief Executive Officer, Mr. Joseph Bourdeau as Senior Executive Vice President, and Mr. Jack Buchold as Executive Vice President and Chief Financial Officer. All three agreements were made effective as of December 27, 2004, to coincide with the expiration of their previous agreements. Under the terms of the agreements, Mr. Giomi earned a base salary of $180,000, Mr. Bourdeau a base salary of $125,000 and Mr. Buchold a base salary of $125,000. The salaries have been increased at the discretion of the Bank’s Board of Directors. On November 14, 2005 the Board of Directors of Nevada Security Bank approved an Addendum to the Employment Agreement of Mr. Buchold. The agreement was amended to provide supplemental insurance as part of the group insurance coverage. This allows the officer to elect to (i) have the bank purchase $4,000 of long term care insurance each year for the officer, or (ii) receive the $4,000 annual allowance in monthly amounts over the term of their employment. Mr. John Donovan entered into an Employment Agreement with Nevada Security Bank on May 25, 2007, as Executive Vice president and Chief Credit Officer. Under the terms of his Employment Agreement, Mr. Donovan earned a base annual salary of $177,000. Mr. Donovan’s agreement also contains the same provision as the addendum to Mr. Buchold’s agreement. The other executive officers receive the same benefit as a director of The Bank Holdings. All of the agreements are for a term of three years with automatic three year renewal periods, subject to prior termination. Each of the agreements with Mr. Giomi, Mr. Bourdeau and Mr. Buchold has been renewed under the automatic three year renewal periods contained therein. Under each renewal, no terms or conditions of such employment agreements were modified from those previously in existence. On November 18, 2002, Nevada Security Bank entered into an Employment Agreement with Mr. David A. Funk as President of Nevada Security Bank. Under the terms of his agreement, Mr. Funk earned a base salary of $140,000 which is increased at the discretion of the Bank’s Board of Directors. This agreement has no termination period or date, subject to prior termination.

Each of these executives is also entitled to participate in the bank’s Executive Compensation Plan (incentive compensation program, employee profit sharing plan and/or 401(k) plan). Each is furnished with an automobile allowance of $750 per month, will be reimbursed for certain membership dues, and will receive life and disability insurance benefits as well as health benefits which are provided to all full-time executive employees of the bank. Effective with the implementation of the Company’s Governance Committee in September, 2005, the approval of these base compensation amounts has been moved from the Bank’s Governance Committee to the Company’s Governance Committee. These agreements contain no non-competition provisions.

Supplemental Executive Retirement Plan

Effective January 1, 2005, we began providing a Supplemental Executive Retirement Plan to the Company’s senior officers, including the above named executive officers. This plan is a non-qualified retirement benefit plan that provides a cash benefit that is in addition to the Savings Plan and the Deferred Compensation Plan benefits.

The Supplemental Executive Retirement Plan supplements the other plans’ benefits such as the 401(k) plan, the deferred compensation plan, and other qualified retirement vehicles, to provide a competitive post-retirement compensation package that is intended to help the Company attract and retain key senior officers who are critical to the success of the Company.

On September 15, 2005, Nevada Security Bank entered into supplemental compensation agreements and split dollar agreements with Mr. Giomi, Mr. Bourdeau, Mr. Funk, Mr. Buchold and Mr. Donovan. The purpose of the agreement is to provide special incentive for the executives to continue employment with the Bank on a long-term basis. Benefits under the Supplemental Executive Retirement Plan were originally based on total annual compensation (base salary and short-term cash incentive compensation) and years of credited service. However, during 2006 a plan amendment was adopted whereby annual benefits accrued under the Supplemental Executive Retirement Plan were capped and fully vest after ten years of employment with the Company. The plan vests 10% for each year of credited service and is fully vested after ten years of continued employment.

Under the supplemental compensation agreements, the executives were provided with salary continuation benefits upon retirement in varying fixed amounts, depending upon their time with the Company.

The amounts payable during retirement, for the named executive officers Mr. Giomi and Mr. Bourdeau, are $131,399, and $92,525, respectively and for Mr. Funk, Mr. Buchold and Mr. Donovan, the amounts are $101,226, $82,246 and $92,378, respectively.

During 2007 amendments to the split dollar agreements for each of the name executive officers were adopted.  The amendments conformed the change of control definition to Section 409A of the IRS Code and eliminated split dollar benefits in the event of involuntary termination due to a change in control or constructive termination.

Stock Option Plan

Under the Company’s 2002 Stock Option Plan, as amended, stock options that may be granted, shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Committee may determine. It has been the practice of the Company to grant options which vest in five equal installments, with immediate vesting of the first 20%. Such options are priced at the average of the prior 30 days’ closing price as reported by NASDAQ. This option pricing strategy was adopted in 2004 based on the thinly traded nature of the Company’s underlying securities. For example, although a calendar quarter’s trading volume may be from a low of 50 to a high of 500 thousand shares, there are some days when no trades occur. As a result, any option granted on such a fixed date would be difficult to value. As a result, the establishment of a policy that determined a thirty day average price would be used for option pricing, was adopted in 2004. Equity awards are granted to: align the interest of the named executive officers with short-term and long-term interests of the

Company; ensure an appropriate level of competitiveness within the marketplace from which the Company recruits executive talent; and encourage the named executive officers and other executive employees to remain employed with the Company. The Company has not established a standard under which stock option grants may be awarded, nor has the Company established a specific practice or pattern of granting annual stock option awards, but rather has heretofore granted them on a bi-annual basis. It has not been determined with any degree of certainty that this practice will continue. Awards are not granted during “black-out” periods, where non-public information is available to insiders only. Stock option awards as are granted expire immediately if the optionee is terminated for cause. If the optionee ceases employment then the options expire three months after the date of termination. If the optionee dies while serving in their capacity, the outstanding options expire one year after their death. If the outstanding shares of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. Under a Terminating Event, all outstanding options completely vest and become immediately exercisable. A Terminating Event includes a (i) reorganization, merger, or consolidation of the Company with one or more corporations, the result of which the Company is not the surviving company, (ii) the Company becomes a subsidiary of another corporation, (iii) a sale of substantially all the assets of the Company, (iv) a sale of the equity securities of the Company representing more than 25% of the aggregate voting power of all outstanding securities of the Company, or (v) a dissolution or liquidation of the Company.

Tax and Accounting Implications

Deductibility of Executive Compensation: As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of over $1,000,000 that is paid to certain individuals. The Company believes that all compensation paid under the executive incentive plans is generally fully deductible for federal income tax purposes.

Non-qualified Deferred Compensation: To comply with Section 409A of the IRC, the Company froze the initial Deferred Compensation Plan retroactive to January 1, 2005, and implemented a new Deferred Compensation Plan to address the IRC Sec. 409A provisions, which changed the participant election process related to the time and form of benefit payments.

Accounting for Equity Based Compensation: Beginning on January 1, 2006, the Company began accounting for stock-based payments in accordance with FASB Statement 123(R).

Corporate Governance Committee Report on Compensation

The Governance Committee (the “Committee”) acts as the compensation committee on behalf of the Company’s Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this report.

Based on the Committee’s review of the Compensation Discussion and Analysis and the discussions the Committee has had with management, on April 24, 2008 the Committee recommended to the Board of Directors that the 2007 Compensation Discussion and Analysis be included in its proxy statement for 2008.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

/s/ Kelvin Moss, Chairman

/s/ Edward Allison

/s/ Marybel Batjer

/s/ Jesse Haw

/s/ Mark Knobel

Summary Compensation Table

Name/Title	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-equity Incentive Plan Compensation (5)	Changes in Pension Value and Nonqual Def Comp Earnings (6)	All Other Compensation (7)	Total Compensation (8)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Hal Giomi	2007	$265,000	$0	$0	$80,520	$0	$978	$25,205	$371,703
	2006	$222,000	$186,000	$0	$42,895	$0	$6,993	$154,711	$612,599
Chairman and Chief Executive Officer

David Funk	2007	$185,000	$0	$0	$40,260	$0	$-3,581	$53,603	$275,282
	2006	$175,000	$30,000	$0	$42,895	$0	$5,425	$140,534	$393,854
President, Nevada Security Bank

Joseph Bourdeau	2007	$147,000	$0	$0	$80,520	$0	$2,309	$27,955	$257,784
	2006	$135,000	$30,000	$0	$42,895	$0	$4,604	$157,996	$370,495
President

Jack Buchold	2007	$157,000	$0	$0	$40,260	$0	$10,006	$25,205	$232,471
	2006	$141,000	$55,000	$0	$42,895	$0	$11,584	$106,298	$356,777
Chief Financial Officer

John Donovan	2007	$177,000	$0	$0	$40,260	$0	$0	$25,205	$242,465
	2006	$161,000	$50,000	$0	$85,754	$0	$0	$60,078	$356,832
Executive Vice President and Chief Credit Officer

(1) Represents named individual’s salary amount for 2006 and 2007.

(2) Represents bonus amount granted under the CEO’s Incentive Plan or the Executive Performance Plans, which were primarily discretionary for 2006. No bonuses were granted in 2007.

(3)  None were granted during 2006 or 2007.

(4) For purposes of this table, column (d) represents a proportionate share of the grant date fair value determined under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, of Equity awards that are outstanding at the date FAS 123R was adopted, which will be recognized over those awards’ remaining vesting periods. Equity based compensation is awarded under The Bank Holdings Stock Option Plan, as Amended, which was adopted on April 15, 2004 and approved by affirmative vote of the Company’s shareholders on June 24, 2004.

Assumptions Used In Calculating Option Values

	2007	2006
Dividend Yield (a)	0%	0%
Projected Stock Price Volatility (b)	27%	35%
Risk Free Interest Rate (c)	3.73%	4.86%
Expected Life of options in years	7.0	7.0
Fair Value Per Option	$6.62	$6.86

(a)  Historical average yield for fiscal year 2007 and 2006.

(b)  Based on historical and implied share price volatility derived from common stock activity.

(c)  Rate on US Government Treasury zero coupon bond on grant date with a maturity corresponding to the estimated time until exercise. Please refer to Table II for grant date fair value of option awards.

(5)  None was granted during 2006 or 2007.

(6) Represents the non-qualified deferred compensation plan earnings from the noted individual’s participation in the Company’s plan, to which no employer funds have been contributed.

(7)  Please refer to following All Other Compensation Table:

Name/Title	Year	Family Health and Dental Coverage	401(k) Matching Contribution	Automobile Allowance	Long Term Care	Tax Gross-ups for Unexercised In The Money Stock Options	Whole Life Policy Payments	Country Club Memberships & Professional Fees	Total Other Compensation
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Hal Giomi	2007	$11,005	$1,200	$9,000	$4,000	$0	$0	$0	$25,205
	2006	$11,005	$500	$9,000	$4,000	$130,206	$0	$0	$154,711
Chairman and Chief Executive Officer

David Funk	2007	$11,005	$1,200	$9,000	$4,000	$0	$0	$28,398	$53,603
	2006	$11,005	$500	$9,000	$4,000	$84,220	$2,551	$29,258	$140,534
President, Nevada Security Bank

Joseph Bourdeau	2007	$11,005	$1,200	$9,000	$4,000	$0	$0	$2,750	$27,955
	2006	$11,005	$500	$9,000	$4,000	$130,206	$660	$2,625	$157,996
President

Jack Buchold	2007	$11,005	$1,200	$9,000	$4,000	$0	$0	$0	$25,205
	2006	$11,005	$500	$9,000	$4,000	$79,958	$1,835	$0	$106,298
Chief Financial Officer

John Donovan	2007	$11,005	$1,200	$9,000	$4,000	$0	$0	$0	$25,205
	2006	$11,005	$500	$9,000	$4,000	$35,573	$0	$0	$60,078
Executive Vice President and Chief Credit Officer

(h) Includes $6,884 country club memberships for Funk and $2,750 for Bourdeau.  Also includes $3,900 for university sky box and $17,614 FHLB Board fees for Funk.

(8)  This amount represents total compensation for 2006, predicated on required calculations.

Other Elements of Compensation

We provide to all employees, including the named executive officers, health, vision, long-term care (basic), short and long term disability at 100% paid by the Company. Dental is paid at 50% for employees with named executive officers dental paid at 100% by the Company. The named executives also have the premiums paid at 100% by the Company for their spouses’ health, dental and vision coverage. In addition, we provide basic life insurance coverage to all employees at no cost to the employee. Under these benefits, life insurance provided to named executive officers is provided at twice their annual salary, up to a maximum of $300,000.

Grants Of Plan-Based Awards For The Fiscal Year Ended 2007

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards # of	All Other Option Awards # of Securities	Exercise or Base Price	Grant Date Fair Value of
Name	Grant Date	Threshold Level	Target Level	Maximium Level	Threshold Level	Target Level	Maximum Level	Shares of Stock or Units	Underlying Options	of Option Awards	Stock and Option Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Hal Giomi	2/27/2007								12,000	$18.83	$80,520
Chairman and Chief Executive Officer

David Funk	2/27/2007								6,000	$18.83	$40,260
President, Nevada Security Bank

Joe Bourdeau	2/27/2007								12,000	$18.83	$80,520
President

Jack Buchold	2/27/2007								6,000	$18.83	$40,260
Chief Financial Officer

John Donovan	2/27/2007								6,000	$18.83	$40,260
Executive Vice President and Chief Credit Officer

On February 27, 2007 each of the named executive officers were granted non-qualified options in the amount noted above.  Twenty percent of the shared vested immediately and the remaining eighty percent will vest in equal installments over a five year period under the Company’s 2002 Stock Option Plan, as amended and approved by its shareholder during 2004.  Such options were priced at the average of the prior 30 days’ closing price as reported by NASDAQ, and expire immediately if the optionee is terminated for cause or expire ten years after the grant date, or February 27, 2017.  There has been no other repricing or material modification of the options noted above.

Outstanding Equity Awards At Fiscal Year End

	Option Awards						Stock Awards
	# of Securities Underlying Unexercised Options (#) Exercisable		# of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	# of Shares or units of Stock that Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested (#)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Hal Giomi
Chairman and Chief Executive Officer
	24,807	(1)	0	0	$9.07	7/18/12	0	$0	—	—
	41,344	(1)	0	0	$14.30	7/16/14	0	$0	—	—
	7,875	(2)	4,725	3,150	$17.37	2/16/16	3,150	$0	—	—
	12,000	(4)	4,800	7,200	$18.83	2/27/17	7,200	$0	—	—

David Funk
President, Nevada Security Bank
	16,538	(1)	0	0	$9.07	7/18/12	0	$0	—	—
	25,358	(1)	0	0	$14.30	7/16/14	0	$0	—	—
	7,875	(2)	4,725	3,150	$17.37	2/16/16	3,150	$0	—	—
	6,000	(4)	2,400	3,600	$18.83	2/27/17	3,600	$0	—	—

Joe Bourdeau
President
	24,807	(1)	0	0	$9.07	7/18/12	0	$0	—	—
	41,344	(1)	0	0	$14.30	7/16/14	0	$0	—	—
	7,875	(2)	4,725	3,150	$17.37	2/16/16	3,150	$0	—	—
	12,000	(4)	4,800	7,200	$18.83	2/27/17	7,200	$0	—	—

Jack Buchold
Chief Financial Officer
	16,538	(1)	0	0	$9.07	7/18/12	0	$0	—	—
	22,050	(1)	0	0	$14.30	7/16/14	0	$0	—	—
	7,875	(2)	4,725	3,150	$17.37	2/16/16	3,150	$0	—	—
	6,000	(4)	2,400	3,600	$18.83	2/27/17	3,600	$0	—	—

John Donovan
Executive Vice President and Chief Credit Officer
	5,513	(3)	0	0	$9.98	9/18/13	0	$0	—	—
	5,513	(1)	0	0	$13.21	5/25/14	0	$0	—	—
	19,294	(1)	0	0	$14.30	7/16/14	0	$0	—	—
	14,750	(2)	8,850	5,900	$17.37	2/16/16	5,900	$0	—	—
	6,000	(4)	2,400	3,600	$18.83	2/27/17	3,600	$0	—	—

Note – The Company has not issued any SARs.

(1)  These options are fully vested, having been accelerated by Board action during December 2004.

(2)  These incentive stock options vest as to 20% of the award on each anniversary of the grant date and will be fully vested on February 16, 2010.

(3)  These options vest as to 20% of the award on each anniversary of the grant date and will be fully vested on September 18, 2007.

(4)  These options vest as to 20% of the award on each anniversary of the agreement date and will be fully vested on February 27, 2011.

Options Exercises and Stock Vested

					Value of
				Number of	Unexercised
				Unexercised	In-the-Money
				Options/SARs at	Options/SARs at
		Shares		Year-End (#)	Year-End ($)
		Acquired on	Value	Exercisable/	Exercisable/
Name	Year	Exercise (#)	Realized ($)	Unexercisable (1)	Unexercisable (2)
(a)		(b)	(c)	(d)	(e)
Hal Giomi	2007	0	$0.00	75,676/10,350	$0
Chairman and Chief Executive Officer

David Funk	2007	0	$0.00	49,021/6,750	$0
President, Nevada Security Bank

Joe Bourdeau	2007	0	$0.00	75,676/10,350	$0
President

Jack Buchold	2007	0	$0.00	45,713/6,750	$0
Chief Financial Officer

John Donovan	2007	0	$0.00	41,570/9,500	$0
Executive Vice President and Chief Credit Officer

(1)  This represents the total number of shares of exercisable options and unexercisable options as of December 31, 2007.

(2)  Represents the total number of unexercised options for each individual as have been granted and are noted in Table III as well as those unexercisable options as of the same date at the price of $9.00, which was the quoted closing price at December 31, 2007.

Pension Benefits At And For The Fiscal Year

Name	Year	Plan Name	Number of Years Credited Service (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year
(a)		(b)	(c)	(d)	(e)
Hal Giomi	2007	SERP	7	$816,600	$0
Chairman and Chief Executive Officer

David Funk	2007	SERP	6	$495,200	$0
President, Nevada Security Bank

Joe Bourdeau	2007	SERP	7	$206,900	$0
President

Jack Buchold	2007	SERP	7	$454,100	$0
Chief Financial Officer

John Donovan	2007	SERP	5	$332,400	$0
Executive Vice President and Chief Credit Officer

(1)  All years of credited service have been rounded up or down to the nearest year.

(2)  The amounts shown in column (d) are determined as of December 31, 2007, under the following formula.

The valued of the accumulated benefits for each named executive officer under the SERP is calculated as of December 31, 2007, the measurement date we use to measure our benefit obligation under the plan, for purposes of our 2007 audited financial statements.  For purposes of calculating the present value of the retirement benefits reflected in the Pension Benefits Table V, we used the same accounting policies (FAS87) we used to compute our benefit obligations under these plans and arrangements in our financial statements, except as follows:

•      We made no assumption for death or termination of employment of named executive officers

•      We assumed that all named executive officers who retire will receive the annuity noted

•      We used the “normal retirement age” under the terms of the Plan

•      ten years of service

•      age 68 for Mr. Giomi, Mr. Funk, Mr. Buchold

•      age 65 for Mr. Bourdeau and Mr. Donovan

On September 15, 2005, Nevada Security Bank entered into supplemental compensation agreements and split dollar agreements with Mr. Giomi, Mr. Funk, Mr. Bourdeau, Mr. Buchold and Mr. Donovan. The purpose of the agreements is to provide special incentive for the executives to continue employment with the Bank on a long-term basis. Under the supplemental compensation agreements, the executives are provided with salary continuation benefits upon retirement in varying amount, depending upon their time with the Company, up to a maximum of 50% (for Mssrs. Buchold, Bourdeau, Donovan and Funk) or 60% (for Mr. Giomi) of the higher of (i) their average annual compensation during the last 36 full months or (ii) their average annual compensation during their employment with the Bank per year for the remainder of their lives. This maximum amount is reduced depending on the executive’s length of service with the Bank.

The maximum level is reached upon ten years of employment. In the event that the executive retires early (after age 62 and before age 65), the amount payable is further reduced based upon the number of years remaining before the executive reaches age 65. If the executive becomes disabled while still employed with the Bank and prior to retirement, the executive is entitled to the same level of benefits as if he retired, continuing until his death. In the event of a change in control of the Bank, the executive will be entitled to their applicable percentage of their average annual compensation for the 36 months preceding the change in control, without reduction based upon length of service, for the remainder of the executive’s life or 20 years, whichever is less. If the executive is terminated without cause prior to being employed by the Bank for three years, no payments are made under the agreement. If the executive is terminated without cause thereafter, the executive shall receive a benefit equal to that received if he had reached retirement age at that time, taking into account the applicable reduction based upon years of service, payable upon reaching age 65. In such case, the executive may elect to start receiving payments earlier (but at no time before reaching age 62), and such benefits will be reduced in the same percentage as if the executive retired at that earlier age. If the executive elects to voluntarily terminate his employment with the Bank, prior to being employed by the Bank for ten years, no payments are made under the agreement.

If the executive voluntarily terminates his employment thereafter, the executive shall receive a benefit equal to that received if he had reached retirement age at that time (based on his average annual compensation for the 36 months prior to termination), payable upon reaching age 65. In such case, the executive may elect to start receiving payments earlier (but at no time before reaching age 62), and such benefits will be reduced in the same percentage as if the executive retired at that earlier age. If the executive is terminated for cause, he will not be paid any benefits under the agreements. In the event of death prior to retirement, no benefits are paid under the agreements. The agreements contain provisions subjecting the amount of benefits payable to a modification if the benefits result in a limitation of deductibility for the Bank under section 280G of the Internal Revenue Code. Under the split dollar agreements, the Company agrees to divide the net death proceeds of life insurance policies on each executive’s life with that executive’s designated beneficiary.

During 2006, Amendment Number 1 to the Supplemental Executive Retirement Plan was recommended by the Governance Committee and adopted by the Board, which placed a maximum on the amount payable during retirement, for each of the executive or senior officers covered under the plan.  For the named individuals, Mr. Giomi and Mr. Bourdeau the amounts are $131,399, and $92,525, respectively.  For Mr. Funk the amount is $101,226.  For Mr. Buchold and Mr. Donovan, the amounts are $82,246 and $92,378, respectively.

Non-Qualified Deferred Compensation

Name	Year	Executive contributions in last FY ($) (1)	Registrant Contributions in last FY ($) (2)	Aggregate earnings in last FY ($) (3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at the end of the last FY ($) (4)
(a)		(b)	(c)	(d)	(e)	(f)
Hal Giomi	2007	$0	$0	$978	$0	$58,836
Chairman and Chief Executive Officer

David Funk	2007	$0	$0	$-3,581	$0	$16,662
President, Nevada Security Bank

Joe Bourdeau	2007	$7,800	$0	$2,309	$0	$50,827
President

Jack Buchold	2007	$12,242	$0	$10,006	$0	$196,752
Chief Financial Officer

John Donovan	2007	$0	$0	$0	$0	$0
Executive Vice President and Chief Credit Officer

(1)  All of the amounts set forth in column (b) are reported and included in Salary or Bonus in the Summary Compensation Table.

(2)  The amounts set forth in column (c) represent the change in value between December 31, 2006 and December 31, 2007 for the SERP benefits applicable to each noted executive officer beneficiary.

(3) The amounts set forth in column (d) represent the earnings on the individual’s historical contributions to the deferred compensation plan for all assets held by Principal Financial Group, the plan administrator.

(4)  The amounts set forth in column (f) represent the total value at December 31, 2007 for the individual’s contributions and earnings thereon, of the deferred compensation plan administered by Principal Financial Group.

Under the Company’s Non-Qualified Compensation Plan effective January 1, 2003, a group of highly compensated officers or directors of the Company or its subsidiaries may elect to defer any or all of their base annual compensation, bonus compensation, or long-term incentive compensation, whether such funds be made available from employee deferrals or employer contributions.  Such funds are invested in retirement accounts managed by Principal Financial, under Executive Benefits Services Inc.  To date there have been no employer provided contributions or matches, all funds have been deferred by the individuals noted, and earnings from such accounts are based on the individual’s retirement selections.

Potential Payments Upon Termination or Change of Control

The following is a discussion of the payments that may come due to a named executive officer following a change of control or termination.  The amounts assume that such termination was effective as of December 31, 2007 and include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination.  Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment, including all earned but unused vacation pay and amounts vested through the 401(k) Plan.  Upon termination of employment, a named executive officer also has the right to exercise all vested stock options, unless the termination is for cause.

Payments Made Upon a Change in Control

Employment Agreements:  Each of the named executive officers have entered into employment agreements with the Company, described in greater detail above in the Compensation Discussion and Analysis section of this proxy statement.

Under the agreements with Mr. Giomi, Mr. Bourdeau, Mr. Buchold, Mr. Donovan and Mr. Funk, the named executive officers, in the event of a change in control, the executive may terminate employment and receive a lump sum equal to twenty-four months of his current compensation, plus an additional one month’s salary for each year of service, plus any accrued but unpaid bonus compensation and continuation of insurance coverage for twelve months plus one additional month for each year of service.  These payments are subject to reduction based on the allowances of Internal Revenue Code section 280G.

Director Supplemental Insurance Plan/Employment Agreement Amendment:  Each of the named executive officers who are also directors of the Company, Mr. Giomi, Mr. Bourdeau and Mr. Funk, are entitled to participate in the Director Supplemental Insurance Plan, described below under the heading “Compensation of Directors.”  The Plan provides for payment of benefits in the event the director ceases his or her directorship within 10 years of his or her commencement of service as a director and, during that 10 years, there has been a change of control, as defined in the Plan.  In such an event, the director is entitled to receive a lump sum payment equal to the yearly benefit amount multiplied by the difference between ten and the number of years for which the allowance was already received.  An amendment to the employment agreements of Mr. Buchold and Mr. Donovan provide the same benefit.

Supplemental Executive Retirement Plan:  Each of the named executive officers participates in the Company’s Supplemental Executive Retirement Plan, described in detail above.  While payment may be made in connection with a change of control based upon the prior election of the executive, the form or amount of benefit payable is not enhanced nor its vesting accelerated in connection therewith.

Stock Option Agreements:  Upon a change in control, all stock options held by a named executive officer may vest and become exercisable.

Payments Made Upon Termination of Employment

Employment Agreements:  Each of the named executive officers have entered into employment agreements with the Company, described in greater detail above in the Compensation Discussion and Analysis section of this proxy statement.

Under the agreements with Mr. Giomi, Mr. Bourdeau, Mr. Buchold, Mr. Donovan and Mr. Funk, the named executive officers, in the event the executive is terminated “without cause” as defined in the agreements, prior to their expiration, he will receive termination pay in an amount equal to twenty-four (24) months of his then base salary, plus additional severance payments of one month’s salary for each year of service, plus any accrued but unpaid bonus compensation, and continuation of insurance coverage for twelve months plus one additional month for each year of service.

Deferred Compensation Plan:  Mr. Giomi, Mr. Bourdeau and Mr. Buchold all participate in the Company’s Deferred Compensation Plan, described in detail above.  While payment may be made upon termination based upon the prior election of the executive, the form or amount of benefit payable upon termination is not enhanced nor its vesting accelerated in connection with termination.

Supplemental Executive Retirement Plan:  Each of the named executive officers participates in the Company’s Supplemental Executive Retirement Plan, described in detail above.  While payment may be made upon termination based upon the prior election of the executive, the form or amount of benefit payable upon termination is not enhanced nor its vesting accelerated in connection with termination.

Director Supplemental Insurance Plan/Employment Agreement Amendment:  Each of the named executive officers who are also directors of the Company, Mr. Giomi, Mr. Bourdeau and Mr. Funk, are entitled to participate in the Director Supplemental Insurance Plan, described below under the heading “Compensation of Directors.”  In the event that the executive ceases serving as a director of the Company after completing six years of service, but prior to completing ten years, he is entitled to receive a lump sum payment equal to the amount of the yearly benefit, multiplied by the difference between ten and the number of years for which the allowance was already received.  An amendment to the employment agreements of Mr. Buchold and Mr. Donovan provide the same benefit.

The tables below show the maximum incremental amounts which could be paid to the named executive officers under their respective agreements and plans.  The following information is based on (i) the executive’s salary at December 31, 2007; (ii) a triggering date of December 31, 2007, and (iii) the Company’s stock price on December 31, 2007.  These tables do not include payments and benefits provided on a non-discriminatory basis to all staff members upon termination of employment, including retirement, which would include:  (i) accrued salary and vacation; (ii) distribution of plan balances under our qualified 401(k) plan; and (iii) expense reimbursements for business related activities.

Hal Giomi, Chairman and Chief Executive Officer:

	Retirement at Target Retirement Age	Termination as a Result of Disability	Termination as a Result of Death	Termination Without Cause, or for Good Reason	Termination for Cause, or as a Result of Voluntary Resignation	Termination as a Result of a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Base Salary	$0	$0	$0	$662,500	$0	$662,500

Targeted Bonus	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	No	Yes, Pro Rata

Health Insurance (1)	$17,680	$0	$0	$17,680	$0	$17,680

Supplemental Insurance Plan (2)	$0	$0	$0	$0	$0	$32,000

Perquisites (3)	$0	$0	$0	$0	$0	$0

Survivor’s Death Benefit (4)	$0	$0	$1,313,990	$0	$0	$0

Stock Option Awards (5)	$0	$0	$0	$0	$0	$0

SERP (6)	$131,399	$131,399	$0	$131,399	$0	$131,399

Exec NQ Plan (7)	$0	$0	$0	$0	$0	$0

The above table shows the maximum amounts that could be paid to the named executive officer under the respective agreements. The information is based on the executive officer’s salary at December 31, 2007 and assumes the date of the triggering event was as of the same date.

The above table does not include payments and benefits provided on a non-discriminatory basis to staff members upon termination of employment, including retirement. These include:

Accrued salary and vacation

Distribution of plan balances under our qualified 401(k) plan

Expense reimbursements for business related activities

(1) Group health Insurance continues until the executive is eligible to qualify for Medicare. Individual shall also receive Medicare supplemental plan benefits for vision, dental, and prescription drugs.

(2) Supplemental insurance plan annual $4,000 allowance is provided for up to ten years, and the participant is eligible to receive the full amount if they complete six years service as a director or executive officer, or if they attain 65 years of age as an executive officer, or upon termination of service following a change in control.

(3) All other perquisites are terminated at cessation of employment.

(4) Survivor’s death benefit only applies if the individual dies, and is scaled back by 30% after age 69 and age 79 when it reverts to a fixed amount of $525,596.

(5) Stock option awards expire immediately upon termination for cause, three months after termination of employment or directorship, or one year after disability or death, only as to those options that have accrued or vested..

(6) SERP: annual payments. In the event that executive’s employment is terminated other than by reason of disability, retirement, early retirement or voluntary termination on the part of the executive, for any partial year of service after the last anniversary date of the effective date, he will be deemed to have completed a full year of service. Mr. Giomi’s SERP at the full amount, would be $131,399 per year.Upon termination without cause, the executive shall be entitled to the annual benefit for the remainder of his life, beginning at age 65, or 6% less per year between the effective date and the date executive attains 65 years of age. Upon retirement or early retirement, the executive shall be entitled to receive the applicable percentage (10% per year of service) times the annual benefit. Upon disability, the executive shall be paid the annual benefit until the executive’s death. Upon a change in control, the executive will receive $131,399 for the remainder of the executive’s life or twenty (20) years, whichever is less.

(7) Executive Non-Qualified Plan: at the current time, amounts held in this plan are the amounts contributed by the named exective, and would be disbursed at the time of separation based on the individual’s selection at the beginning of the prior year. They may select immediate or term disbursement.

David Funk, President, Nevada Security Bank:

	Retirement at Target Retirement Age (1)	Termination as a Result of Disability (2)	Termination as a Result of Death (3)	Termination Without Cause, or for Good Reason (4)	Termination for Cause, or as a Result of Voluntary Resignation (5)	Termination as a Result of a Change in Control (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Base Salary	$0	$0	$0	$185,000	$0	$447,071

Targeted Bonus	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	No	Yes, Pro Rata

Health Insurance	$17,680	$0	$0	$17,680	$0	$17,680

Supplemental Insurance Plan (2)	$0	$0	$0	$0	$0	$32,000

Perquisites (3)	$0	$0	$0	$0	$0	$0

Survivor’s Death Benefit (4)	$0	$0	$1,012,260	$0	$0	$0

Stock Option Awards (5)	$0	$0	$0	$0	$0	$0

SERP (6)	$101,226	$101,226	$0	$101,226	$0	$101,226

Exec NQ Plan (7)	$0	$0	$0	$0	$0	$0

The above table shows the maximum amounts that could be paid to the named executive officer under the respective agreements. The information is based on the executive officer’s salary at December 31, 2007 and assumes the date of the triggering event was as of the same date.

The above table does not include payments and benefits provided on a non-discriminatory basis to staff members upon termination of employment, including retirement. These include:

Accrued salary and vacation

Distribution of plan balances under our qualified 401(k) plan

Expense reimbursements for business related activities

(1) Group health Insurance continues until the executive is eligible to qualify for Medicare. Individual shall also receive Medicare supplemental plan benefits for vision, dental, and prescription drugs.

(2) Supplemental insurance plan annual $4,000 allowance is provided for up to ten years, and the participant is eligible to receive the full amount if they complete six years service as a director or executive officer, or if they attain 65 years of age as an executive officer, or upon termination of service following a change in control.

(3) All other perquisites are terminated at cessation of employment.

(4) Survivor’s death benefit only applies if the individual dies, and is scaled back by 30% after age 69 and age 79 when it reverts to a fixed amount of $404,904.

(5) Stock option awards expire immediately upon termination for cause, three months after termination of employment or directorship, or one year after disability or death, only as to those options that have accrued or vested..

(6) SERP: Annual Payments in the event that executive’s employment is terminated other than by reason of disability, retirement, early retirement or voluntary termination on the part of the executive, for any partial year of service after the last anniversary date of the effective date, he will be deemed to have completed a full year of service. Mr. Funk’s SERP at the full amount, would be $101,226 per year.Upon termination without cause, the executive shall be entitled to the annual benefit for the remainder of his life, beginning at age 65, or 6% less per year between the effective date and the date executive attains 65 years of age. Upon retirement or early retirement, the executive shall be entitled to receive the applicable percentage (10% per year of service) times the annual benefit. Upon disability, the executive shall be paid the annual benefit until the executive’s death. Upon a change in control, the executive shall receive $101,226 for the remainder of the executive’s life or twenty (20) years, whichever is less.

(7) Executive Non-Qualified Plan: at the current time, amounts held in this plan are the amounts contributed by the named exective, and would be disbursed at the time of separation based on the individual’s selection at the beginning of the prior year. They may select immediate or term disbursement.

Joseph Bourdeau, President:

	Retirement at Target Retirement Age (1)	Termination as a Result of Disability (2)	Termination as a Result of Death (3)	Termination Without Cause, or for Good Reason (4)	Termination for Cause, or as a Result of Voluntary Resignation (5)	Termination as a Result of a Change in Control (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Base Salary	$0	$0	$0	$379,750	$0	$379,750

Targeted Bonus	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	No	Yes, Pro Rata

Health Insurance	$17,680	$0	$0	$17,680	$0	$17,680

Supplemental Insurance Plan (2)	$0	$0	$0	$0	$0	$32,000

Perquisites (3)	$0	$0	$0	$0	$0	$0

Survivor’s Death Benefit (4)	$0	$0	$925,150	$0	$0	$0

Stock Option Awards (5)	$0	$0	$0	$0	$0	$0

SERP (6)	$92,525	$92,525	$0	$92,525	$0	$92,525

Exec NQ Plan (7)	$0	$0	$0	$0	$0	$0

The above table shows the maximum amounts that could be paid to the named executive officer under the respective agreements. The information is based on the executive officer’s salary at December 31, 2007 and assumes the date of the triggering event was as of the same date.

The above table does not include payments and benefits provided on a non-discriminatory basis to staff members upon termination of employment, including retirement. These include:

Accrued salary and vacation

Distribution of plan balances under our qualified 401(k) plan

Expense reimbursements for business related activities

(1) Group health Insurance continues until the executive is eligible to qualify for Medicare. Individual shall also receive Medicare supplemental plan benefits for vision, dental, and prescription drugs.

(2) Supplemental insurance plan annual $4,000 allowance is provided for up to ten years, and the participant is eligible to receive the full amount if they complete six years service as a director or executive officer, or if they attain 65 years of age as an executive officer, or upon termination of service following a change in control.

(3) All other perquisites are terminated at cessation of employment.

(4) Survivor’s death benefit only applies if the individual dies, and is scaled back by 30% after age 69 and age 79 when it reverts to a fixed amount of $370,060

(5) Stock option awards expire immediately upon termination for cause, three months after termination of employment or directorship, or one year after disability or death, only as to those options that have accrued or vested..

(6) SERP: Annual Payments in the event that executive’s employment is terminated other than by reason of disability, retirement, early retirement or voluntary termination on the part of the executive, for any partial year of service after the last anniversary date of the effective date, he will be deemed to have completed a full year of service. Mr. Bourdeau’s SERP at the full amount, would be $92,525 per year.Upon termination without cause, the executive shall be entitled to the annual benefit for the remainder of his life, beginning at age 65, or 6% less per year between the effective date and the date executive attains 65 years of age. Upon retirement or early retirement, the executive shall be entitled to receive the applicable percentage (10% per year of service) times the annual benefit. Upon disability, the executive shall be paid the annual benefit until the executive’s death. Upon a change in control, the executive shall receive $92,525 for the remainder of the executive’s life or twenty (20) years, whichever is less.

(7) Executive Non-Qualified Plan: at the current time, amounts held in this plan are the amounts contributed by the named exective, and would be disbursed at the time of separation based on the individual’s selection at the beginning of the prior year. They may select immediate or term disbursement.

Jack Buchold, Chief Financial Officer:

	Retirement at Target Retirement Age (1)	Termination as a Result of Disability (2)	Termination as a Result of Death (3)	Termination Without Cause, or for Good Reason (4)	Termination for Cause, or as a Result of Voluntary Resignation (5)	Termination as a Result of a Change in Control (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Base Salary	$0	$0	$0	$392,500	$0	$392,500

Targeted Bonus	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	No	Yes, Pro Rata

Health Insurance	$17,680	$0	$0	$17,680	$0	$17,680

Supplemental Insurance Plan (2)	$0	$0	$0	$0	$0	$32,000

Perquisites (3)	$0	$0	$0	$0	$0	$0

Survivor’s Death Benefit (4)	$0	$0	$822,460	$0	$0	$0

Stock Option Awards (5)	$0	$0	$0	$0	$0	$0

SERP (6)	$82,246	$82,246	$0	$82,246	$0	$82,246

Exec NQ Plan (7)	$0	$0	$0	$0	$0	$0

The above table shows the maximum amounts that could be paid to the named executive officer under the respective agreements. The information is based on the executive officer’s salary at December 31, 2007 and assumes the date of the triggering event was as of the same date.

The above table does not include payments and benefits provided on a non-discriminatory basis to staff members upon termination of employment, including retirement. These include:

Accrued salary and vacation

Distribution of plan balances under our qualified 401(k) plan

Expense reimbursements for business related activities

(1) Group health Insurance continues until the executive is eligible to qualify for Medicare. Individual shall also receive Medicare supplemental plan benefits for vision, dental, and prescription drugs.

(2) Supplemental insurance plan annual $4,000 allowance is provided for up to ten years, and the participant is eligible to receive the full amount if they complete six years service as a director or executive officer, or if they attain 65 years of age as an executive officer, or upon termination of service following a change in control.

(3) All other perquisites are terminated at cessation of employment.

(4) Survivor’s death benefit only applies if the individual dies, and is scaled back by 30% after age 69 and age 79 when it reverts to a fixed amount of $328,984

(5) Stock option awards expire immediately upon termination for cause, three months after termination of employment or directorship, or one year after disability or death, only as to those options that have accrued or vested..

(6) SERP: Annual Payments in the event that executive’s employment is terminated other than by reason of disability, retirement, early retirement or voluntary termination on the part of the executive, for any partial year of service after the last anniversary date of the effective date, he will be deemed to have completed a full year of service. Mr. Buchold’s SERP at the full amount, would be $82,246 per year.Upon termination without cause, the executive shall be entitled to the annual benefit for the remainder of his life, beginning at age 65, or 6% less per year between the effective date and the date executive attains 65 years of age. Upon retirement or early retirement, the executive shall be entitled to receive the applicable percentage (10% per year of service) times the annual benefit. Upon disability, the executive shall be paid the annual benefit until the executive’s death. Upon a change in control, the executive shall receive $82,246 for the remainder of the executive’s life or twenty (20) years, whichever is less.

(7) Executive Non-Qualified Plan: at the current time, amounts held in this plan are the amounts contributed by the named exective, and would be disbursed at the time of separation based on the individual’s selection at the beginning of the prior year. They may select immediate or term disbursement.

John Donovan, Executive Vice President and Chief Credit Officer:

	Retirement at Target Retirement Age (1)	Termination as a Result of Disability (2)	Termination as a Result of Death (3)	Termination Without Cause, or for Good Reason (4)	Termination for Cause, or as a Result of Voluntary Resignation (5)	Termination as a Result of a Change in Control (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Base Salary	$0	$0	$0	$412,941	$0	$412,941

Targeted Bonus	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	Yes, Pro Rata	No	Yes, Pro Rata

Health Insurance	$17,680	$0	$0	$17,680	$0	$17,680

Supplemental Insurance Plan (2)	$0	$0	$0	$0	$0	$32,000

Perquisites (3)	$0	$0	$0	$0	$0	$0

Survivor’s Death Benefit (4)	$0	$0	$923,780	$0	$0	$0

Stock Option Awards (5)	$0	$0	$0	$0	$0	$0

SERP (6)	$92,378	$92,378	$0	$92,378	$0	$92,378

Exec NQ Plan (7)	$0	$0	$0	$0	$0	$0

The above table shows the maximum amounts that could be paid to the named executive officer under the respective agreements. The information is based on the executive officer’s salary at December 31, 2007 and assumes the date of the triggering event was as of the same date.

The above table does not include payments and benefits provided on a non-discriminatory basis to staff members upon termination of employment, including retirement. These include:

Accrued salary and vacation

Distribution of plan balances under our qualified 401(k) plan

Expense reimbursements for business related activities

(1) Group health Insurance continues until the executive is eligible to qualify for Medicare. Individual shall also receive Medicare supplemental plan benefits for vision, dental, and prescription drugs.

(2) Supplemental insurance plan annual $4,000 allowance is provided for up to ten years, and the participant is eligible to receive the full amount if they complete six years service as a director or executive officer, or if they attain 65 years of age as an executive officer, or upon termination of service following a change in control.

(3) All other perquisites are terminated at cessation of employment.

(4) Survivor’s death benefit only applies if the individual dies, and is scaled back by 30% after age 69 and age 79 when it reverts to a fixed amount of $369,512

(5) Stock option awards expire immediately upon termination for cause, three months after termination of employment or directorship, or one year after disability or death, only as to those options that have accrued or vested..

(6) SERP: Annual Payments in the event that executive’s employment is terminated other than by reason of disability, retirement, early retirement or voluntary termination on the part of the executive, for any partial year of service after the last anniversary date of the effective date, he will be deemed to have completed a full year of service. Mr. Donovan’s SERP at the full amount, would be $92,378 per year.Upon termination without cause, the executive shall be entitled to the annual benefit for the remainder of his life, beginning at age 65, or 6% less per year between the effective date and the date executive attains 65 years of age. Upon retirement or early retirement, the executive shall be entitled to receive the applicable percentage (10% per year of service) times the annual benefit. Upon disability, the executive shall be paid the annual benefit until the executive’s death. Upon a change in control, the executive shall receive $92,378 for the remainder of the executive’s life or twenty (20) years, whichever is less.

(7) Executive Non-Qualified Plan: at the current time, amounts held in this plan are the amounts contributed by the named exective, and would be disbursed at the time of separation based on the individual’s selection at the beginning of the prior year. They may select immediate or term disbursement.

Compensation of Directors

Information regarding compensation paid to outside directors for their service as directors appears in the following table and related narrative and footnotes below.

Director Compensation Table, Table VII

Name	Year	Fees	Stock awards	Option awards	Non-equity incentive plan compensation	Change in pension value and nonqualified def comp earnings	All other compensation	Total compensation
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ed Allison	2007	$18,516	$0	$26,840	—	$334	$4,000	$49,690
Director

Edward Coppin	2007	$31,116	$0	$26,840	—	$3,707	$4,000	$65,663
Director

Lance Faulstich	2007	$23,766	$0	$6,710	—	—	—	$30,476
Director

Jesse Haw	2007	$19,016	$0	$26,840	—	—	$4,000	$49,856
Director

Mark Knobel	2007	$22,516	$0	$6,710	—	$-30	—	$29,196
Director

Marybel Batjer	2007	$22,266	$0	$13,420	—	—	$4,000	$39,686
Director

Kelvin Moss	2007	$34,666	$0	$26,840	—	$3,975	$4,000	$69,481
Director

James Pfrommer	2007	$19,766	$0	$13,420	—	—	$4,000	$37,186
Director

(b)  During 2007, directors, except directors who are also employees, each received $1,418 per month for serving on the Board of Directors of The Bank Holdings. Directors, who are not also employees, were also compensated for serving on Board committees in the amount of $250 per meeting attended, with the exception of the chairmen of the committees. The chairman of each committee received $450 per meeting attended. Those members of the Board of Directors who also serve as members of the Board of Directors of Nevada Security Bank, and who are not employees, receive separate compensation from the bank for their service on the bank Board.

(c)  On February 27, 2007 each of the directors was granted non-qualified stock options in the amounts noted.  Twenty percent of the shared vested immediately and the remaining eighty percent will vest in equal installments over a five year period under the Company’s 2002 Stock Option Plan, as amended and approved by its shareholder during 2004.  Such options were priced at the average of the prior 30 days’ closing price as reported by NASDAQ, and expire immediately if the optionee is terminated for cause or expire ten years after the grant date, or February 27, 2017

(d)  Under the Company’s stock option plan, which was approved by its shareholders, each of the non-employee directors is eligible for grants of nonqualified stock options. Employees who are also directors are also eligible for grants of nonqualified stock options. During December 2005, the Company accelerated the vesting of nonqualified options previously granted to directors such that all options granted as of the date of acceleration would be fully vested.

For purposes of this table, column (d) represents a proportionate share of the grant date fair value determined under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, of Equity awards that are outstanding at the date FAS 123R was adopted, which will be recognized over those awards’ remaining vesting periods. Equity based compensation is awarded under The Bank Holdings Stock Option Plan, as Amended, which was adopted on April 15, 2004 and approved by affirmative vote of the Company’s shareholders on June 24, 2004.

Assumptions Used In Calculating Option Values:

	2007	2006

Dividend Yield (a)	0%	0%
Projected Stock Price Volatility (b)	27%	35%
Risk Free Interest Rate (c)	3.73%	4.86%
Expected Life of options in years	7.0	7.0
Fair Value Per Option	$6.62	$6.86

a. Historical average yield for fiscal year 2006 and 2007.

b. Based on historical and implied share price volatility derived from common stock activity.

c. Rate on US Government Treasury zero coupon bond on grant date with a maturity corresponding to the estimated time until exercise.

(e)  None has been granted.

(f)  Directors, at their election, may defer all or a portion of their compensation to the earlier of an agreed upon distribution date or the termination of their services as a director. The director may accrue additional earnings on these deferred fees, which are placed in various mutual funds. Directors who are also employees of The Bank Holdings or a subsidiary do not receive any separate fees for their service as directors.

(g)  On September 15, 2005 the Board of Directors of Nevada Security Bank approved the Nevada Security Bank Directors’ Supplemental Insurance Plan Agreement.  Under this plan, a director may elect to (i) have the Bank purchase $4,000 of long term care insurance each year for the Director or their spouse, or (ii) receive $4,000 allowance in cash.  Those Company directors who also serve as directors of Nevada Security Bank are also entitled to participate in this plan.  This plan was approved and adopted by the Company in November 2006.

(h)  Represents total compensation for 2006 and 2007 for named directors, predicated on required calculations.

Independent Accountants

The firm of Moss Adams LLP served as certified independent public accountants for The Bank Holdings with respect to the year 2007.  The firm of Moss Adams, LLP has been appointed as the Company’s certified independent public accountants for 2008.

The Board of Directors of The Bank Holdings has determined the firm of Moss Adams LLP to be fully independent of the operations of The Bank Holdings.

The firm of Moss Adams LLP audited the financial statements of The Bank Holdings for 2007.  We do expect a representative of Moss Adams LLP to be present at the annual meeting and available to respond to questions.

Aggregate fees billed by Moss Adams LLP to The Bank Holdings and the percentage of those fees that were pre-approved by the Company’s Audit Committees for the years ended 2007 and 2006 are as follows:

Principal Accountant Fees and Services

	2007	Percentage Pre-Approved	2006	Percentage Pre-Approved
	(Dollars in thousands)
Audit Fees (1)	263	100	134	100
All Other Fees (2)			6	100

(1)           Audit fees consist of fees for professional services rendered for the audit of The Bank Holdings consolidated financial statements for 2007 and 2006.  Audit fees for 2007 and 2006 also include fees and costs associated with SAS 100 reviews associated with Form 10-Q filings.

(2)           All other fees consist of due diligence review work for the Company’s 1031 exchange acquisitions and the acquisition of NNB Holdings, Inc.

The Audit Committees of Nevada Security Bank and The Bank Holdings have considered the provision of nonaudit services provided by Moss Adams LLP to be compatible with maintaining the independence of Moss Adams LLP.

Shareholder Proposals

Shareholder proposals to be submitted for presentation at the 2009 annual meeting of shareholders of The Bank Holdings must be received by The Bank Holdings no later than December 31, 2008.  Shareholder proposals should be addressed to Corporate Secretary, The Bank Holdings, P.O. Box 19579, Reno, Nevada 89511-2119.

Certain Relationships and Related Transactions

Some of the directors and executive officers of The Bank Holdings and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Nevada Security Bank in the ordinary course of the bank’s business, and Nevada Security Bank expects to have banking transactions with such persons in the future.  In management’s opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and in the opinion of management did not involve more than a normal risk of collectibility or present other unfavorable features.

Other Matters

Management does not know of any matters to be presented at the meeting other than those set forth above.  However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

Available Information

The Bank Holdings files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that The Bank Holdings files at the Commission’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at “http://www.sec.gov” at which reports, proxy and information statements and other information regarding The Bank Holdings are available.

It is very important that every shareholder vote.  We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person.  In order to facilitate the providing of adequate accommodations, please indicate on the proxy whether or not you expect to attend the meeting.

A copy of The Bank Holdings’s annual report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2007 is included herewith.

Table of Contents

AUDIT AND COMPLIANCE POLICY

(AUDIT CHARTER)

POLICY (AUDIT CHARTER)

THE BANK HOLDINGS (The Company)

AUDIT AND COMPLIANCE

Statement of Purpose:

The accuracy, reliability, timeliness and reasonableness of The Bank Holdings’ (the Company’s) accounting data, records, and processing is of paramount importance to the Company.  In addition, the Company must maintain adequate systems of internal control which are designed to provide reasonable assurance regarding the achievement of objectives in:

•                  Effectiveness and efficiency of operations; and

•                  Compliance with all applicable laws and regulations.

Further, the financial, operational and record keeping functions supporting the Company must be reliable, secure, flexible and cost-effective to enable the implementation of the Company’s strategic plans.  The Board of Directors has established a policy and a committee to manage the Company’s audit and compliance functions in such a manner that ensures sound practices and these tenets are followed.

Goals:

The overall goals of this policy are:

•                  To ensure that an annual statutory Directors’ examination is conducted and that the independent auditors, the internal audit department (as appointed) and the loan review function have avenues of communication among themselves, management, the internal audit department (when appointed) and the Board of Directors.

•                  That internal policies, procedures, practices and controls are adequate and effective to record, process, summarize and report financial and operational data consistent with management’s assertions to the Audit & Compliance Committee, the Board of Directors, the Company’s shareholders, auditors, and regulators.

•                  To ensure a consciously planned and organized effort meets the Company’s compliance with applicable laws and regulations;

•                  To define and identify within existing or contemplated lines of business and management information systems of the Company, the on-going financial management reporting, or operational practices and procedures required, to assist in the assessment and evaluation of the cost effectiveness of various Company activities; and

•                  To ensure that a risk management process is in place to deal with changing economic, industry, regulatory and operating conditions.

•                  To establish a complaint procedure for reporting violations of the Company’s code of ethics/conduct and to create a remedy for employees against whom retaliatory action is take for reporting violations of said code.

•                  To ensure that all staff members in the bank subsidiary are fully aware of all Bank Secrecy Act regulations and that an ongoing training program is in place to achieve compliance.

•                  To ensure that the bank subsidiary complies with the spirit and requirements of the Community Reinvestment Act.

•                  To ensure that this Company meets the requirements of the GLB (Privacy) Act while protecting our customers’ privacy at all times and meeting the ongoing business needs of our customers as their financial intermediary.

Audit & Compliance Committee Composition and Meetings

The Committee shall be comprised of three or more independent Directors as determined by the Board, each of whom shall be independent non-executive Directors, free from any relationship that would interfere with the exercise of his or her independent judgment.  All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management experience.

If the Committee chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting.  The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believes should be discussed.  In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. Further, the Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

Duties of the Committee:

The Company’s Audit and Compliance Policy will be reviewed and analyzed annually by the Committee, and either approved by the Board of Directors or modified as recommended for such approval.

Such review will include subsidiary bank Community Reinvestment Act compliance, under which a report will be provided to the Board with specific information detailing lending activities in our assessment area, outreach initiatives, and analysis of various ongoing feedback surveys that disclose customer needs and/or concerns. This will be predicated on the Company’s basic business plan, which is prepared annually concerning our specific locations.

In consultation with management, the independent auditors, and the internal auditors (when appointed), consider the integrity of the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department (when appointed) together with management’s responses.

Review with financial management and the independent auditors the Company’s quarterly and annual audited financial reports prior to the release of earnings and prior to filing or distribution. Discuss any significant changes to Company’s accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item 9).  The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

i.

The independent auditors are ultimately accountable to the Audit & Compliance Committee and the Board of Directors. The Audit & Compliance Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

ii.	Approve the fees and other significant compensation to be paid to the independent auditors.

iii.

On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they may have with the Company that could impair the auditors’ independence, and the Audit & Compliance Committee shall receive the written disclosures and the letters from independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committee), as such may be modified or supplemented.

iv.	Review the independent auditors’ audit plan and discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

v.

Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with
AICPA SAS 61.

vi.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance (when appointed)

i.	Review the budget, plan, changes in plan, activities, organizational structure and qualification of the internal audit department, if any and as needed.

ii.	Review the appointment, performance, and replacement of the Company’s Auditor.

iii.	Review the significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

iv.

On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received form regulators or government agencies.

Other Audit & Compliance Committee Responsibilities

i.	Annually prepare a report to stockholders as required by the rules and regulations of the Securities and Exchange Commission. This report would be included in the Company’s annual proxy statement.

ii.

Review significant reports prepared by the Company’s or subsidiary bank loan review, information technology, compliance and operational consultants together with management’s response and follow-up to these reports.

iii.	Perform any other activities consistent with this Charter, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

iv.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

v.	Inquire of the CEO and CFO regarding the “quality of earnings” of the Company from a subjective as well as an objective standpoint.

vi.	Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets.

Allocation of Resources:

The Bank Holdings will allocate the resources required to implement the guidelines established by the Audit and Compliance Policy and will provide the staffing needed to accomplish the goals stated herein.

Authority:

Authority for implementation of this policy is vested in the Board of Directors, who by their approval, have delegated such authority to Company Management.

Administration of the Policy:

The Company’s Audit & Compliance Policy will be administered by the Audit and Compliance Committee, assisted by Company Management.

Areas of Responsibility:

Audit and Compliance Committee:

The primary responsibility of the Audit and Compliance Committee is to ensure that policy objectives are met in a comprehensive manner on an ongoing basis by causing to be performed financial and operational audit and compliance tests, reviews, and examinations of specific departmental and operational functions and activities.  The Committee will review the validity and reliability of the Company operating systems, procedures, internal controls, records, routines, and compliance with applicable laws and regulations. This includes lending, operations, data processing, personnel, and other internal operating systems in the Company and through the subsidiary bank.

The Committee may conduct the examination, may hire outside certified public accountants, or may employ other qualified examining or review personnel or an internal auditor or combination of the above, in order to fulfill this responsibility.

The Committee is responsible to the Board of Directors and the stockholders for a number of activities as delineated in the Audit and Compliance Procedures.

Officer Authority and Responsibility:

Through the advice and counsel of the Audit and Compliance Committee, the Chief Executive Officer, President, and the Chief Financial Officer shall have the primary responsibility and authority to establish, implement, and monitor such practices, procedures, reporting methods and strategies as may be required to support this policy.

The Chief Financial Officer has the primary authority for drafting such practices, procedures, and informational reporting requirements as may be necessary to support the guidelines set forth in the Company’s Audit and Compliance Procedures.  This delegation is subject to the constraints of the Audit and Compliance Procedures, the comments contained in operational or accounting reviews, external auditor’s management letter, reviews by regulatory agencies, and the Board of Directors’ review and confirmation of the desired output.

Management has overall operating responsibility in the Company and must establish and implement such accounting, internal, operational or compliance practices, procedures and controls necessary to support the presentation of accurate and timely financial data. No substantive changes to the accounting, internal, operational or compliance practices of the Company shall be made without prior modification of the Audit and Compliance Procedures and approved by the Audit and Compliance Committee.

The Company’s Chief Financial Officer will submit an annual review plan establishing the frequency, scope, and extent of the Company’s audit of the Company and bank subsidiary, certifications and compliance program to the Audit and Compliance Committee for approval. The subsidiary bank’s compliance program will contain an internal control system to ensure that its employees are properly implementing established policies and procedures.  The Company’s Chief Financial Officer is responsible for the implementation of the program; however, all substantive changes to audit, certifications or compliance review, scope, or frequency requires the prior approval of the Committee.

Compliance Control Guidelines:

Two levels of review are incorporated in the Company’s compliance program for the subsidiary bank: a periodic monitoring review by the Chief Financial Officer as well as a quarterly self-assessment check (mini-audit) program conducted by the Senior Vice President/Operations in each operational unit, and (as required) an in-depth audit conducted by an outside auditor.

Compliance audits are necessary to isolate weaknesses in the bank subsidiary’s operations and the compliance program itself.  An external auditor with detailed understanding of consumer protection laws and regulatory compliance requirements will be used to conduct in-depth compliance audits.  It is the responsibility of the Company’s Chief Financial Officer to assist in determining the scope of each formal audit as well as the selection of the external auditor.  The subsidiary bank will contract for an external auditor in between compliance examination years, or more frequently at the discretion of the Audit and Compliance Committee.

Compliance audit results will be reported to the Audit and Compliance Committee and to executive management.  This will enable the Board and management to analyze the bank subsidiary’s policies to determine whether further restructuring is warranted.

Internal Control Guidelines:

An efficient and effective system of internal controls is crucial to the Company and the bank subsidiary.  The bank subsidiary employees handle depositors’ funds, and the control of these funds must be closely monitored.  It is the responsibility of management to establish and maintain a system of effective internal controls, and the functions of the audit, certifications and compliance reviews are to constantly evaluate those systems of internal controls and compliance with applicable laws and regulations.  When deficiencies are detected, the Chief Financial Officer shall make appropriate recommendations to the Audit and Compliance Committee and to the Board of Directors to correct such deficiencies.

Two levels of review are incorporated in the bank subsidiary’s internal control program: a periodic monitoring review by the Senior Vice President/ Operations, as well as a monthly certification program conducted by the appropriate teams in each operational unit, and (as required) an in-depth audit conducted by an outside auditor.

Internal certifications and reviews are necessary to isolate weaknesses in the bank subsidiary’s operations.  An external auditor will be used (as required) to conduct in-depth audits.  It is the responsibility of the bank subsidiary’s Senior/Vice President Operations to assist in determining the scope of each formal audit as well as the selection of the external auditor.  The bank subsidiary will contract for an external auditor in between examinations by regulators, or more frequently at the discretion of the Audit and Compliance Committee.

BANK SECRECY ACT

This law encompasses numerous requirements, aimed at controlling money laundering and similar illegal activities, such as fraud. The Company through the bank subsidiary shall cooperate with all law enforcement agencies in their efforts to fight these crimes, and to secure full compliance with all aspects of the Bank Secrecy Act.

The bank subsidiary supports maintaining records and reporting activities adequate to meet all regulatory rules and requirements, including Bank Secrecy, Money Laundering Control and Foreign Transaction Reporting

Acts; integrated policies and procedures are in place addressing each of these essential areas.

Allocation of Resources:

Resources required for implementation of the bank subsidiary’s secrecy policy will include the costs of staff time for an ongoing training program for all staff members, under the direction of the bank subsidiary’s Senior Vice President/Operations, who will maintain a training calendar as well as a compliance monitoring calendar.  To the extent that the Senior Vice President/Operations deems it necessary in implementing the Bank Secrecy Act Training Program, the services of outside resources may be utilized.  These may include consultation with compliance attorneys, outside consulting firms, and attendance at seminars available to the banking industry on the subject of the Bank Secrecy Act.  Resources will also be made available for the hiring of independent auditors to review Bank Secrecy Act compliance annually.

Authority:

Authority for implementation of the Bank Secrecy Act policy is vested in the Board of Directors, who by approval of this section, have delegated such authority to Management.  The Senior Vice President/Operations has been appointed the Bank Secrecy Act Officer of authority.

Administration of the Policy:

The bank subsidiary’s policy on compliance with the Bank Secrecy Act will be administered by the Bank Secrecy Act Officer, (Senior Vice President/ Operations), assisted by the Chief Financial Officer. As set forth in Bank Secrecy Act procedures, individual staff members will identify transactions which warrant attention and the Bank Secrecy Act Officer will administer the policy.  The bank subsidiary’s Senior Vice President/Operations, is responsible for training, self-testing, and quarterly reporting to the Board of Directors.

Subject to Audit & Compliance Policy:

The bank subsidiary’s Bank Secrecy Act Policy will be subject to normal audit procedures. Internal self-monitoring will be conducted semi-annually, or more frequently as deemed necessary.  Independent testing for the Bank Secrecy Act compliance will be scheduled annually, or more frequently as deemed necessary.

Exceptions:

The only exceptions to this policy are those allowed specifically by the Bank Secrecy Act and as outlined in those regulations.  Such exceptions will be handled as required by law, under the authority of the Bank Secrecy Act Officer.

COMMUNITY REINVESTMENT ACT

Statement of Purpose:

The Community Reinvestment Act is designed to encourage financial institutions to help meet the credit needs of their entire communities including low and moderate income neighborhoods, consistent with safe and sound lending practices.

The purpose of the CRA regulations is to establish a framework and criteria by which the bank subsidiary’s supervisory agency (FDIC) can assess its record of helping to meet the credit needs of the local communities in which the bank subsidiary is chartered.  This record will be taken into account in the agency’s evaluation of an application for a deposit facility by the bank subsidiary.

Administration of the CRA Policy:

The bank subsidiary’s policy on CRA will be administered by the President. The President will establish, implement, and maintain CRA information systems and supporting documentation files.  In addition, the President will ensure that adequate CRA training occurs and will coordinate all formal staff CRA outreach initiatives.

Lobby Notice:

The bank subsidiary is required to post a CRA Notice in the lobby of each office.  The Notice will advise the public on how to make comments and complaints regarding performance under the Community Reinvestment Act.  Contents of the notice may be found in the bank subsidiary’s CRA Policy.

Public File:

As required, the subsidiary bank shall maintain a Public File which includes all the required information.

Location of Public Information:

The subsidiary bank shall make available to the public for inspection upon request and at no cost, the required public information as follows:

•                  At the Corporate Office, all information in the Public File

•                  At each branch,

•                  a copy of the public section of the most recent CRA Performance Evaluation and a list of services provided by the branch;

•                  and, within five calendar days of the request, all the information in the Public File relating to the assessment area in which the branch is located.

Exceptions:

There will be no exceptions to this policy section.

GRAMM-LEACH-BLILEY (PRIVACY) ACT

Statement of Purpose:

The Company’s Board of Directors recognizes its obligation to protect our and the subsidiary bank customers’ and their information. This policy section has been established to ensure that the company and the subsidiary bank meet the requirements of the Gramm-Leach-Bliley Act (GLB Act) privacy rule which imposes certain notice requirements and restrictions on the use and sharing of customer information.

General Policy Statement:

The company and the bank subsidiary will limit the use, collection, and retention of customer information to what we believe is necessary or useful to conduct our business, provide customer service, and offer product services and other opportunities that may be of interest to our customers. Specifically, it is the Company’s and bank subsidiary’s policy to:

•            Collect only information necessary or relevant to our business;

•            Use only legitimate means to collect information;

•            Disclose information to third parties only for legitimate business purposes;

•            Enter confidentiality agreements with nonaffiliated third parties to whom we disclose personal information; and

•            Limit staff access to customer personal information to those employees who need to know.

Annual Review of the Privacy Policy:

The subsidiary bank’s Privacy Policy will be reviewed as a part of the Audit & Compliance Policy review and modified in the event the bank subsidiary intends to revise our sharing of customer information practices to a manner not described in the most recent disclosure notice delivered to our customer or consumer.

Allocation of Resources:

The Company and the subsidiary bank will allocate the resources required to comply with the GLB Act including the necessary written materials for disclosure, the staff time needed for implementation of all policy elements, staff training and the staff and mechanisms to monitor ongoing compliance.

Authority:

Authority for implementation of this policy is vested in the Board of Directors, who by their approval has delegated such authority to Management.

Administration of the Policy:

The Chief Financial Officer, assisted by the Senior Vice President/ Operations, will administer the Privacy Policy.

Other Factors: Security

The Company and the bank subsidiary will maintain security and procedural safeguards designed to protect customer information to ensure compliance with federal standards.  We will continue to test and update our technology to improve the protection of information about our customers.  Employees will have limited access to customer information through procedures that require an employee to have a business need to access customer information.

Documentation and Disclosure:

There are specific requirements for delivery and content of initial, annual and revised Privacy Policy notices.  The initial and annual notices must be given to the customer or consumer in compliance with the GLB Act privacy rule, even if the company or bank subsidiary does not share information with non-affiliated third parties.  The Company and the bank subsidiary will comply with all documentation and disclosure requirements, as detailed in the Privacy Procedures.

Subject to Audit & Compliance Policy:

This policy is subject to normal audit procedures.

Exceptions:

The Chief Financial Officer and Senior Vice President/Operations must approve any exceptions to this policy.

Management Succession Plan:

A personal, professional, or large scale disaster could result in the inability of various Company personnel or Board members to continue their normal and customary business routines.  For other than national disaster conditions such as a nuclear attack, the company’s general management succession is to occur based on the organizational chart and areas of responsibility as follows:

•                  Board members shall be succeeded through standard proposal, appointment and election methods noted in the Company’s By-laws;

•                  The Chief Executive Officer shall be succeeded on an interim basis by the President;

•                  The Chief Financial Officer shall be succeeded on an interim basis by the bank subsidiary Senior Vice President/Operations;

Other temporary appointments will follow a similar order of authority throughout the organization.  Such temporary appointments as may be required under these conditions will be confirmed or modified by the Board of Directors at their next meeting.

Exceptions:

All exceptions to the Audit and Compliance Policy will be approved by the Audit and Compliance Committee acting on behalf of the Company’s Board of Directors, who will be provided such reports of exception at their next regularly scheduled meeting.

Committee Evaluations:

At least annually, the Committee shall conduct a comprehensive self-evaluation to aid the Committee in assessing its strengths, weaknesses and effectiveness in order to lay a foundation for future improvement.  The format for the evaluation process may vary from year to year and shall generally include questions about the impact the Committee had on the organization and  on its financial reporting process as well as the relationship with the independent auditors and members of management.  Members’ attendance and level of participation and performance of the Committee Chair may also be considered.

In addition, the Committee shall at least annually conduct an evaluation of the independent auditors answering a series of questions about its relationship with the independent auditors; the Committee shall also ask key executives in the organization for their opinion as well.  The format for the evaluation process may vary from year to year and should generally include questions regarding communication with the independent auditors, timeliness and quality of audit services, satisfaction with the engagement and scope of the audit, and costs associated with the audit.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — THE BANK HOLDINGS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Hal Giomi and Lance Faulstich, as proxyholders, with full power of substitution, to represent, vote and act with respect to all shares of common stock of The Bank Holdings which the undersigned would be entitled to vote at the meeting of shareholders to be held on June 18, 2008 at 10:00 a.m. at the Hilton Garden Inn located at 9920 Double R Boulevard, Reno, Nevada, or any adjournments thereof, with all the powers the undersigned would possess if personally present as stated on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE MATTERS SET FORTH HEREIN. The proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 18, 2008.

Vote by Internet

•                  Log on to the Internet and go to
www.investorvote.com/TBHS

•                  Follow the steps outlined on the secured website.

Vote by telephone

•                  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•                  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors:	01 - Edward Allison	02 - Marybel Batjer	03 - Joseph Bourdeau
		04 - Edward Coppin	05 - Lance Faulstich	06 - David Funk
		07 - Hal Giomi	08 - Jesse Haw	09 - Mark Knobel
		10 - Kelvin Moss	11 - James Pfrommer

	☐	Mark here to vote FOR all nominees

	☐	Mark here to WITHHOLD vote from all nominees
			01	02	03	04	05	06	07	08	09	10	11

	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

2.	Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance

Mark box to the right if you plan to attend the Annual Meeting.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please date this proxy and sign your name as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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